Exhibit 10.40

EXECUTION COPY

STATE OF TEXAS	§
§
COUNTIES OF CHAMBERS	§
AND GALVESTON	§

ASSIGNMENT AND BILL OF SALE

IN CONSIDERATION OF Ten Dollars ($10.00) and other good and valuable consideration, all cash, the receipt and sufficiency of which are acknowledged, and subject to the other provisions in this Assignment and Bill of Sale (the “Assignment”), to the extent of each of their respective interests, each of MASTERS RESOURCES, L.L.C. and MASTERS OIL & GAS, L.L.C., (collectively, “Assignor”) each a Texas limited liability company having its principal place of business at 9801 Westheimer, Suite 1070, Houston, Texas 77042, hereby grants, bargains, sells, transfers, conveys and assigns to TEKOIL AND GAS GULF COAST, LLC, a Delaware limited liability company, having its principal place of business at 25050 I-45 North, Suite 528, The Woodlands, Texas 77380, all of the interest of Assignor in and to the following (collectively, the “Assets”):

1.1.	The oil, gas and mineral leases and other real property described on Exhibit A attached to and made a part of this Assignment (the “Property”);

1.2.
All oil and gas wells, salt water disposal wells, injection wells and other wells and pits located on or attributable to the Property (collectively the “Wells”), including, without limitation, the Wells described on Exhibit B attached to and made a part of this Assignment;

1.3.
All equipment, including without limitation the workover rig, vehicles, crew boats, work barges and vessels listed on Exhibit C attached to and made a part of this Assignment, and all machinery, flowlines, roads, gathering lines, pipelines, pole lines, appurtenances, materials, fixtures, improvements and other personal property located on, used in the operation of or relating to the production, treatment, sale or disposal of hydrocarbons, water or associated substances produced from or attributable to the Property (collectively the “Personal Property”);

1.4.
All hydrocarbons, including natural gas, casing head gas, drip gasoline, natural gasoline, natural gas liquids, condensate products and crude oil, whether gaseous or liquid, produced from or attributable to the Property or Wells on or after the Effective Time, as defined below (collectively the “Hydrocarbons”);

1.5.
To the extent transferable at no cost or expense to Assignor, copies (or originals if Assignor does not wish to retain the originals of such records) of all of Assignor’s geological, geophysical or seismic prospect maps, electric logs, survey maps, geological profiles, geophysical data (including, without limitation, field tapes and all processed versions, synthetics, and all other forms of expression of geophysical data), and geological and geophysical interpretative data, to the extent that the foregoing relate to the Property, or any portion thereof;

1.6.
All contracts, instruments and orders relating to the Property, Wells, Personal Property and Hydrocarbons (collectively the “Contracts”), including without limitation the Contracts described on Exhibit D attached to and made a part of this Assignment; and

1.7.
All files, records, information and materials relating to the Property, Wells, Personal Property, Hydrocarbons and Contracts owned by or in the possession of Assignor which Assignor is not prohibited from transferring to Assignee by law or existing contractual relationship (collectively the “Records”).

Any provision to the contrary contained in this Assignment notwithstanding, Assignor excepts and reserves and there shall be excluded from this Assignment the following (collectively, the “Excluded Assets”):

2.1.	The oil and gas properties more particularly described on the attached Exhibit E which is attached to and made a part of this Assignment;

2.2.
All of Assignor’s reserve estimates, economic analyses, pricing forecasts, legal opinions (other than those related to title to any of the Properties) and other analyses relating to the Assets and all information relating to the Assets which Assignor considers confidential or protected by attorney-client privilege;

2.3.
All rights and claims relating to the Assets, other than rights or claims in connection with gas imbalances, arising, occurring or existing in favor of Assignor prior to the Effective Time, including all contract rights, claims, penalties, receivables, revenues, recoupment rights, recovery rights, accounting adjustments, mispayments, erroneous payments, property damage claims, insurance claims, indemnity claims, bond claims and condemnation claims;

2.4.
All corporate, financial and tax records of Assignor; provided, however, that upon request, Assignee will be entitled to receive copies of all financial and tax records which directly relate to the Assets and which are necessary for Assignee’s ownership, administration or operation of the Assets;

2.5.
All claims of Assignor for refund of or loss carry forwards with respect to production, windfall profit, severance, ad valorem, income, franchise and all other taxes attributable to the Assets for all periods prior to the Effective Time;

2.6.	All amounts due or payable to Assignor as adjustments or refunds under any contract affecting the Assets for all periods prior to the Effective Time;

2.7.	All amounts due or payable to Assignor as adjustments to insurance premiums related to the Assets for all periods prior to the Effective Time;

2.8.	All monies, proceeds, accruals, benefits, receipts, credits, income, revenues, security or deposits attributable to the Assets prior to the Effective Time;

2.9.	All of Assignor’s patents, trade secrets, copyrights, names, marks and logos;

2.10.	All computers, hardware, software and software licenses;

2.11.	All licensed raw or processed geophysical data and all interpretations of that data which Assignor is prohibited from transferring to Assignee by law or existing contractual relationship;

2.12.
The overriding royalties conveyed by Assignor to Masters Pipeline, L.L.C., by Assignment of Overriding Royalty Interests of even date herewith recorded or to be recorded in Chambers and Galveston Counties, Texas, and all overriding royalties held by individuals associated with Assignor as of the Effective Time; and

2.13.
All personal property owned by Masters Offshore, L.L.C., and its surface facilities located in the vicinity of the Assets as depicted on the attached Exhibit F which is attached to and made a part of this Assignment.

This Assignment from Assignor to Assignee is delivered by Assignor and accepted by Assignee subject to the following (“Existing Burdens”):

3.1.
Lessor’s royalties, non-participating royalties, overriding royalties, division orders and sales contracts containing customary terms and provisions covering oil, gas or other associated liquefied or gaseous hydrocarbons, reversionary interests and similar burdens;

3.2.
Preferential rights to purchase with respect to which prior to the date of this Assignment, waivers have been obtained from the appropriate parties or the appropriate time period for asserting those rights have expired without an exercise of those rights;

3.3.
Third party consents to assignment to the extent only that such consents are customarily obtained after Closing, including rights to consent by, required notices to, filings with or other actions required by governmental entities in connection with this Assignment;

3.4.
Liens for taxes or assessments not yet due or delinquent, or if delinquent, that are being contested in good faith in the normal course of business and for which an appropriate reserve has been established by Assignor and transferred to Assignee;

3.5.	Conventional rights of reassignment requiring notice to the holders of those rights;

3.6.
Easements, road-use agreements, rights-of-way, servitudes, permits, surface leases and other rights with respect to surface operations as long as the rights do not have a Material Adverse Effect on the Assets and do not otherwise impair the ownership, operation, use or value of the Assets on or after the Effective Time;

3.7.	Zoning, planning and environmental laws and regulations to the extent that they are valid and applicable to the Assets and do not have a Material Adverse Effect on the Assets;

3.8.
Vendors’, carriers’, warehousemen’s, repairmen’s, mechanics’, workmen’s, materialmen’s, construction and other liens arising by operation of law in the ordinary course of business or incident to the construction or improvement of any property whose underlying obligations are not yet due;

3.9.
Defects, irregularities and deficiencies in title which in the aggregate do not have a Material Adverse Effect on the Assets and do not otherwise impair the ownership, operation, use or value of the Assets on or after the Effective Time;

3.10.	Farmouts, areas of mutual interest, participation agreements and other exploration agreements relating to the Assets;

3.11.
The overriding royalties conveyed by Assignor to Masters Pipeline, L.L.C., by Assignment of Overriding Royalty Interests of even date herewith recorded or to be recorded in Chambers and Galveston Counties, Texas, and all overriding royalties held by individuals associated with Assignor as of the Effective Time.

TO HAVE AND TO HOLD, all and singular, the Assets unto Assignee and Assignee’s successors in title and assigns forever. Assignor agrees to warrant and forever defend title to the Assets unto Assignee, its successors and assigns, against the claims and demands of all persons claiming, or to claim the same, or any part thereof by, thorugh or under Assignor, but not otherwise. The reference herein to the Existing Burdens is for the purposes of protecting Assignor on Assignor’s warranties, and shall not create, nor constitute a recognition of, any rights in third parties. This Assignment, in respect of the Personal Property, Hydrocarbons, Contracts and Records, is made without further warranty or covenants, express or implied, and, in respect of the Personal Property, the IMPLIED WARRANTY OF MERCHANTABILITY AND THE IMPLIED WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE ARE HEREBY EXPRESSLY NEGATED. This Assignment is made with full substitution and subrogation of Assignee in and to all covenants, indemnities, representations and warranties by others heretofore given or made with respect to the Assets or any part thereof.

The term “oil, gas and mineral lease” as used in this Assignment and in Exhibit A hereto includes in addition to oil, gas and mineral leases, oil and gas leases, oil, gas and sulphur leases, other mineral leases, co-lessor’s agreements, lease ratifications and extensions and subleases of any of the foregoing, as appropriate. The term “Material Adverse Effect” as used in this Assignment means any fact, condition or circumstance having a value of greater than $100,000.

Assignor agrees to execute, to acknowledge and to deliver to Assignee any additional instruments, notices, division orders, transfer orders and other documents and to do any other acts and things which may be necessary to more fully and effectively assign and convey to Assignee and Assignee’s successors in title and assigns the Properties intended to be assigned hereby.

This Assignment is further subject to the following provisions:

4.1.
No Warranties or Representations. Assignor makes no warranty or representation of any kind as to the accuracy or completeness of any data, information or material furnished to Assignee in connection with the Assets, the quality or quantity of Hydrocarbon reserves attributable to the Assets or the ability of the Assets to produce Hydrocarbons. Assignee has inspected the Assets and is satisfied with their physical and environmental condition, both surface and subsurface. Assignee accepts the Assets in an “As Is, Where Is” condition.

4.2.
Assumption of Duties and Obligations. As of the Effective Time, Assignee will assume all duties and obligations of Assignor with respect to the Assets, including any request or order to plug, re-plug or abandon any Well, remove any Well or appurtenance, or take any clean-up or remediation action with respect to the Assets.

4.3.
Indemnity. Assignee will indemnify Assignor and hold Assignor harmless for all expenses, settlements, judgments, court costs, interest and attorney’s fees incurred as a result of any litigation or threat of litigation relating to this Assignment, the Assets or any prior or future operations on, of or with respect to the Assets.

4.4.	Taxes/Fees. Assignee will pay all transactional taxes, including sales, use, lease and ad valorem taxes, and all recording fees due as a result of this Assignment.

4.5.	Other Agreements. This Assignment is made subject to the Purchase and Sale Agreement, between Assignor and Assignee, dated November 13, 2006.

4.6.	Effect of Assignment and Bill of Sale. This Assignment shall be binding upon Assignor and Assignee as well as their respective successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY BLANK. SIGNATURES ARE ON NEXT PAGE.]

Signed: May 11, 2007, TO BE EFFECTIVE, HOWEVER, AS OF October 1, 2006, at 12:00 midnight Central Standard Time (the “Effective Time”).

ASSIGNOR:		ASSIGNEE:

MASTERS RESOURCES, L.L.C. and MASTERS OIL & GAS, L.L.C.		TEKOIL AND GAS GULF COAST, LLC

		By:	Tekoil & Gas Corporation, Its Managing Member

By:	/s/ John W. Barton	By:	/s/ Mark Western
	John W. Barton, Managing Member		Mark Western, CEO and Chairman of the Board of Directors

EXHIBITS:

Exhibit A	Property
Exhibit B	Wells
Exhibit C	Personal Property
Exhibit D	Contracts
Exhibit E	Excluded oil and gas properties
Exhibit F	Excluded personal property and surface facilities in vicinity of Assets owned by Masters Offshore, L.L.C.

Signature Page to Assignment and Bill of Sale

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me this 11th day of May, 2007, by John W. Barton, Managing Member of each of Masters Resources, L.L.C. and Masters Oil & Gas, L.L.C., each a Texas limited liability company, on behalf of each of said limited liability companies.

RHONDEE M. DAMON	/s/ Rhondee M. Damon
Notary Public, State of Texas My Commission Expires April 26, 2009	Notary Public in and for the State of Texas

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

This instrument was acknowledged before me this 11th day of May, 2007, by Mark Western, CEO and Chairman of the Board of Directors of Tekoil & Gas Corporation, the Managing Member of Tekoil and & Gas Gulf Coast, LLC, a Delaware limited liability company, on behalf of said limited liability company.

RHONDEE M. DAMON	/s/ Rhondee M. Damon
Notary Public, State of Texas My Commission Expires April 26, 2009	Notary Public in and for the State of Texas

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

**Trinity Bay, Chambers County, Texas**

| | |
|---|---|
| Masters Lease No. | 100-0001-000 |
| Lessor: | State of Texas 30081 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 06/11/46 |
| Recording: | Vol. 99, Page 267 |
| Description: | 640 acres being State Tract 18-19A, Galveston & Turtle Bays<br>From surface to 8500' |

| | |
|---|---|
| Masters Lease No. | 100-0002-000 |
| Lessor: | State of Texas 30082 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 06/11/46 |
| Recording: | Vol. 99, Page 271 |
| Description: | 640 acres being State Tract 22-23A, Galveston & Turtle Bays<br>From surface to 8500' |

| | |
|---|---|
| Masters Lease No. | 100-0003-000 |
| Lessor: | State of Texas 30094 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 06/11/46 |
| Recording: | Vol. 99, Page 404 |
| Description: | 303 acres being State Tract 21A, Galveston & Turtle Bays<br>From surface to 8500' |

| | |
|---|---|
| Masters Lease No. | 100-0004-000 |
| Lessor: | State of Texas 33740 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 12/17/48 |
| Recording: | Vol. 117, Page 532 |
| Description: | 640 acres being State Tract 14-15B, Galveston Bay<br>From surface to 8500' |

| | |
|---|---|
| Masters Lease No. | 100-0005-000 |
| Lessor: | State of Texas 33743 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 12/17/48 |
| Recording: | Vol. 117, Page 544 |
| Description: | 640 acres being State Tract 18-19B, Galveston Bay<br>From surface to 8500' |

| | |
|---|---|
| Masters Lease No. | 100-0006-000 |
| Lessor: | State of Texas 33746 |

**Exhibit "A"**

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

| | |
|---|---|
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 12/17/48 |
| Recording: | Vol. 117, Page 552 |
| Description: | 640 acres being State Tract 22-23B, Galveston Bay From surface to 8500' |

| | |
|---|---|
| Masters Lease No. | 100-0007-000 |
| Lessor: | State of Texas 33749 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 12/17/48 |
| Recording: | Vol. 117, Page 564 |
| Description: | 303 acres being State Tract 25A, Galveston Bay From surface to 8500' |

| | |
|---|---|
| Masters Lease No. | 100-0008-000 |
| Lessor: | State of Texas 33750 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 12/17/48 |
| Recording: | Vol. 117, Page 568 |
| Description: | 320 acres being State Tract 25-B, Galveston Bay From surface to 8500' |

| | |
|---|---|
| Masters Lease No. | 100-0009-000 |
| Lessor: | State of Texas 33751 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 12/17/48 |
| Recording: | Vol. 117, Page 572 |
| Description: | 640 acres being State Tract 26-27A, Galveston Bay, less 70 Acres being the S/2 SW/4 NW/4, NW/4 SW/4 & N/2 N/2 SW/4 SW/4 leaving 570 acres, more or less, from surface to 8500' |

| | |
|---|---|
| Masters Lease No. | 100-0010-000 |
| Lessor: | State of Texas 33752 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 12/17/48 |
| Recording: | Vol. 117, Page 576 |
| Description: | 640 acres being State Tract 26-27B, Galveston Bay, less 140 Acres being the S/2 S/2 NE/4, N/2 SE/4 & N/2 N/2 S/2 SE/4 leaving 500 acres, more or less, from surface to 8500' |

| | |
|---|---|
| Masters Lease No. | 100-0011-000 |

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

| | |
|---|---|
| Lessor: | State of Texas 33753 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 12/17/48 |
| Recording: | Vol. 117, Page 580 |
| Description: | 454.211 acres according to resurvey but called 540 acres being State Tract 28-B, Galveston Bay, from surface to 8500' |
| | |
| Masters Lease No. | 100-0012-000 |
| Lessor: | State of Texas 33754 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 12/17/48 |
| Recording: | Vol. 117, Page 584 |
| Description: | 405.464 acres according to resurvey but called 477 acres being State Tract 29-B, Galveston Bay, from surface to 8500' |
| | |
| Masters Lease No. | 100-0013-000 |
| Lessor: | State of Texas 33755 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 12/17/48 |
| Recording: | Vol. 117, Page 588 |
| Description: | 486.56 acres according to resurvey but called 606 acres being State Tract 29-32A, Galveston Bay, from surface to 8500' |
| | |
| Masters Lease No. | 100-0014-000 |
| Lessor: | State of Texas 34332 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 06/13/49 |
| Recording: | Vol. 119, Page 616 |
| Description: | 303 acres being State Tract 24A, Galveston Bay From surface to 8500' |
| | |
| Masters Lease No. | 100-0015-000 |
| Lessor: | State of Texas 34334 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 06/13/49 |
| Recording: | Vol. 119, Page 612 |
| Description: | 303 acres being State Tract 28A, Galveston Bay, From surface to 8500' |
| | |
| Masters Lease No. | 100-0016-000 |
| Lessor: | State of Texas 38504 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 03/12/52 |

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

| | |
|---|---|
| Recording: | Vol. 142, Page 16 |
| Description: | 1198 acres being State Tract 22-23C, Trinity Bay<br>From surface to 8500' |

| | |
|---|---|
| Masters Lease No. | 100-0017-000 |
| Lessor: | State of Texas 37662 |
| Lessee: | Union Oil Co of California |
| Lease Date: | 10/10/51 |
| Recording: | Vol. 141, Page 585 |
| Description: | 640 acres being State Tract 18-19C, Trinity Bay<br>From surface to 8500' |

| | |
|---|---|
| Masters Lease No. | 100-0018-000 |
| Lessor: | State of Texas M-44166 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 05/10/55 |
| Recording: | Vol. 167, Page 388 |
| Description: | W 160 acres being State Tract 32-B, Trinity Bay, being that Portion included in the Trinity Bay Field Unit as established By Pooling Agreement dated 10/4/57 recorded in Vol. 195, Pg 432 from surface to 8500' |

| | |
|---|---|
| Masters Lease No. | 100-0019-000 |
| Lessor: | State of Texas 48045 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 06/10/57 |
| Recording: | Vol. 194, Page 34 |
| Description: | W 160 acres being the W/2 of State Tract 24-B, Trinity Bay, Being that portion included in the Trinity Bay Field Unit as Established by Pooling Agreement dtd 10/4/57 recorded in Vol 195, Pg 432, from surface to 8500' |

| | |
|---|---|
| Masters Lease No. | 100-0020-000 |
| Lessor: | State of Texas ME 810030 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 03/01/01 |
| Recording: | Vol. 510, Page 237 |

| | |
|---|---|
| Masters Lease No. | 100-0021-000 |
| Lessor: | State of Texas ME 800126 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 06/01/00 |
| Recording: | Vol. 466, Page 291 |

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

Masters Lease No. 100-0022-000
Lessor: Chambers -Liberty Cos Navigation District
Lessee: Exxon Corporation
Lease Date: 10/21/87
Recording: Vol. 28, Page 574

Masters Lease No. 100-0023-000
Lessor: State of Texas ME 860241
Lessee: Masters Resources LLC
Lease Date: 12/01/06
Recording: Vol. 891, Page 258

Masters Lease No. 100-0024-000
Lessor: State of Texas ME 860176
Lessee: Masters Resources LLC
Lease Date: 09/01/06
Recording: Vol. 871, Page 634

Masters Lease No. 100-0025-000
Lessor: Chambers-Liberty Cos Navigation Dist
Lessee: Humble Oil & Refining Co.
Lease Date: 11/16/66
Recording: Vol. 280, Page 119

Masters Lease No. 100-0026-000
Lessor: Exxon Corporation
Lessee: Vintage Petroleum Inc.
Lease Date: 05/01/91
Recording: Vol. 244, Page 588

Masters Lease No. 100-0027-000
Lessor: Dept of Army Corp of Engineers 9161
Lessee: Masters Resources LLC
Lease Date: 12/03/93
Recording: unrecorded

Masters Lease No. 100-0028-000
Lessor: Dept of Army Corp of Engineers Permit W-N-243-41-3719
Lessee: Masters Resources LLC
Lease Date: 01/03/57
Recording: unrecorded

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

| | |
|---|---|
| Masters Lease No. | 100-0029-000 |
| Lessor: | Dept of Army Corp of Engineers Permit W-N-243-41-7041 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 01/03/69 |
| Recording: | unrecorded |

| | |
|---|---|
| Masters Lease No. | 100-0030-000 |
| Lessor: | Dept of Army Corp of Engineers Permit W-N-243-41-1466 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 03/05/51 |
| Recording: | unrecorded |

| | |
|---|---|
| Masters Lease No. | 100-0031-000 |
| Lessor: | Texas Petroleum Investment Co. |
| Lessee: | Masters Resources LLC |
| Lease Date: | 11/24/03 |
| Recording: | File No. 03 669 242 |

**Fishers Reef Prospect, Chambers County, Texas**

| | |
|---|---|
| Masters Lease No. | 101-0001-000 |
| Lessor: | State of Texas M-96828 |
| Lessee: | Vintage Petroleum Inc. |
| Lease Date: | 10/03/95 |
| Recording: | File No. 95 284 730 |
| Description: | 240 acres out of 320 acres being the NE/2 of State Tract 2-3A, Trinity Bay, as shown on the official map of Trinity Bay in Texas General Land Office as follows: 80 acres being the E/2 NE/4 limited to depths from 9350' to 10500' as shown on the Log of Vintage ST Tr 1-4A well #1 located in the aerial Boundaries of State Tract 1-4A Unit recorded under File No. 02 551 735, Chambers Co., TX and 160 acres being the W/2 NE/4, SE/4SW/4NW/4, SE/2NE/4NW/4, SE/2SW/4NE/4NW/4, E/2 NE/4NW/4 and SE/4NW/4 limited to depth from Frio Fmn to Vicksburg Fmn as seen on log of St Tr 2-3A #1 well located in aerial boundaries of State Tract 2-3A Unit recorded under File No. 98 395 73, Chambers Co., TX. |

| | |
|---|---|
| Masters Lease No. | 101-0002-000 |
| Lessor: | State of Texas M-96829 |
| Lessee: | Vintage Petroleum Inc. |
| Lease Date: | 10/03/95 |

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

| | |
|---|---|
| Recording: | File No. 95 284 739 |
| Description: | 280 acres out of 320 acres being the SW/2 of State Tract 2-3A, Trinity Bay, as shown on the official map of Trinity Bay in Texas General Land Office as follows: 110 acres being the SE/4SE/4, SW/4 SE/4, S/2NE/4SE/4 and S/2N/2NE/4SE/4 Limited to depths below 9050' as seen in Humble C-95 well in State Tract 46 as described in St Tr 46 #1 pooling agreement Recorded under File No. 98 395 65; 160 acres being the NW/4SE/4, E/2SW/4 and E/2W/3SW/4 limited to depths from 8950' to 9950' as seen on St Tr 2-3A #1 well as described in St Tr 2-3A Unit #1 recorded under File No. 98 395 73 and 10 acres being N/2N/2NE/4SE/4 limited to depths below Frio 15 Sand located at 9040' as shown on Humble State well No. C-12 as described in St Tr 1-4A Unit recorded under File No. 00 467 586. |

| | |
|---|---|
| Masters Lease No. | 101-0003-000 |
| Lessor: | State of Texas M-96830 |
| Lessee: | Vintage Petroleum Inc. |
| Lease Date: | 10/03/95 |
| Recording: | File No. 95 284 748 |
| Description: | 40 acres out of 320 acres being the SW/2 of State Tract 6-7A, Trinity Bay, as shown on the official map of Trinity Bay in Texas General Land Office as follows: SE/4SE/4 of St Tr 6-7A Limited to the Frio Fmn being 9350' to 10500' as shown on log Of Vintage Pet St Tr 1-4A well No. 1 as reflected in St Tr 1-4A Unit Agreement dated eff 12/1/01 recorded File No. 02 551 735. |

| | |
|---|---|
| Masters Lease No. | 101-0004-000 |
| Lessor: | State of Texas M-96834 |
| Lessee: | Vintage Petroleum Inc. |
| Lease Date: | 10/03/95 |
| Recording: | File No. 95 284 766 |
| Description: | 120 acres being the NE/4NE/4, E/2NW/4NE/4, SW/4NE/4 And SE/4NE/4 out of 323.4 acres being the NE/2 of State Tract 47, Trinity Bay, as shown on the official map of Trinity Bay in |

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

Texas General Land Office and within the aerial boundaries Of St Tr 46 #1 Pooling Agreement dated effective 9/15/98 Recorded under File No. 98 395 65 and limited to those Depths above 10400' within St Tr 46 Unit.

| | |
|---|---|
| Masters Lease No. | 101-0005-000 |
| Lessor: | State of Texas M-96835 |
| Lessee: | Vintage Petroleum Inc. |
| Lease Date: | 10/03/95 |
| Recording: | File No. 95 284 775 |
| Description: | 15 acres being the N/2NE/4NW/4SE/4 and N/2N/2NE/4SE/4 out of 323.4 acres being the SW/2 of State Tract 47, Trinity Bay, as shown on the official map of Trinity Bay in Texas General Land Office limited to the aerial boundaries Of St Tr 46 No. 1 Unit per Pooling Agreement dated effective 9/15/98 recorded under File No. 98 395 65 and only those Depths lying above 10400' within St Tr 46 Unit. |

| | |
|---|---|
| Masters Lease No. | 101-0006-000 |
| Lessor: | State of Texas M-19755 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 02/06/36 |
| Recording: | Vol. 52, Page 116 |
| Description: | 637.1 acres being Tract 46, Galveston Bay, as shown on the General Land Office map of Galveston, Turtle & East Bays dated December 1935 |

| | |
|---|---|
| Masters Lease No. | 101-0007-000 |
| Lessor: | State of Texas M-28471 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 03/09/44 |
| Recording: | Vol. 86, Page 524 |
| Description: | 627.4 acres being Tract 45, Galveston Bay, as shown on the General Land Office map of Galveston, Turtle & East Bays dated December 1935 |

| | |
|---|---|
| Masters Lease No. | 101-0008-000 |
| Lessor: | State of Texas M-30083 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 06/11/46 |
| Recording: | Vol. 99, Page 275 |
| Description: | 606 acres being Tract 1-4A, Galveston Bay, as shown on the General Land Office map of Galveston, Turtle & East Bays No. 16F, Miscellaneous File, General Land Office. |

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

| | |
|---|---|
| Masters Lease No. | 101-0009-000 |
| Lessor: | State of Texas M-30084 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 06/11/46 |
| Recording: | Vol. 99, Page 279 |
| Description: | 640 acres being Tract 1-4B, Galveston & Turtle Bay, as shown on the map of Galveston, Turtle & East Bays No. 16F, Miscellaneous File, General Land Office |
| Masters Lease No. | 101-0010-000 |
| Lessor: | State of Texas M-30085 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 06/11/46 |
| Recording: | Vol. 99, Page 283 |
| Description: | 606 acres being Tract 5-8A, Galveston & Turtle Bay, as shown On map of Galveston, Turtle & East Bays No. 16F, Miscellaneous File, General Land Office |
| Masters Lease No. | 101-0011-000 |
| Lessor: | State of Texas M-30086 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 06/11/46 |
| Recording: | Vol. 99, Page 287 |
| Description: | 640 acres being Tract 5-8B, Galveston & Turtle Bay, as shown On the map of Galveston, Turtle & East Bays No. 16F, Miscellaneous File, General Land Office. |
| Masters Lease No. | 101-0012-000 |
| Lessor: | State of Texas M-30088 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 06/11/46 |
| Recording: | Vol. 99, Page 295 |
| Description: | 640 acres being Tract 9-12B, Galveston & Turtle Bay, as shown on map of Galveston, Turtle & East Bays No. 16F, Miscellaneous File, General Land Office |
| Masters Lease No. | 101-0013-000 |

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

| | |
|---|---|
| Lessor: | State of Texas M-44164 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 05/10/55 |
| Recording: | Vol. 167, Page 398 |
| Description: | 303 acres out of 606 acres being the S/2 of Tract 9-12A, Trinity Bay, as shown on official map of Trinity Bay on File in the General Land Office |

| | |
|---|---|
| Masters Lease No. | 101-0014-000 |
| Lessor: | State of Texas M-47494 |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 12/12/56 |
| Recording: | Vol. 189, Page 517 |
| Description: | 320 acres being the NW/2 of Tract 1-4C, Trinity Bay, as shown on the official map of Trinity Bay on file in the General Land Office |

| | |
|---|---|
| Masters Lease No. | 101-0015-000 |
| Lessor: | State of Texas ME 800151 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 7/01/00 |
| Recording: | File No. 00 466 289 |

| | |
|---|---|
| Masters Lease No. | 101-0016-000 |
| Lessor: | State of Texas ME 810029 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 04/10/91 |
| Recording: | Vol. 474, Page 55 |

| | |
|---|---|
| Masters Lease No. | 101-0017-000 |
| Lessor: | State of Texas ME 810039 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 04/01/01 |
| Recording: | File No. 01 509 385 |

| | |
|---|---|
| Masters Lease No. | 101-0018-000 |
| Lessor: | State of Texas ME 810040 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 04/01/01 |
| Recording: | File No. 01 509 369 |

| | |
|---|---|
| Masters Lease No. | 101-0019-000 |
| Lessor: | State of Texas ME 810041 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 05/01/01 |

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

Recording: File No. 01 517 70

Masters Lease No. 101-0020-000
Lessor: State of Texas ME 820109
Lessee: Masters Resources LLC
Lease Date: 06/01/02
Recording: File No. 03 618 71

Masters Lease No. 101-0021-000
Lessor: State of Texas ME 820139
Lessee: Masters Resources LLC
Lease Date: 08/01/02
Recording: File No. 03 618 86

Masters Lease No. 101-0022-000
Lessor: State of Texas ME 840252
Lessee: Masters Resources LLC
Lease Date: 01/29/95
Recording: File No. 95 267 817

Masters Lease No. 101-0023-000
Lessor: State of Texas ME 840255
Lessee: Masters Resources LLC
Lease Date: 01/15/95
Recording: File No. 95 267 849

Masters Lease No. 101-0024-000
Lessor: State of Texas ME 840256
Lessee: Masters Resources LLC
Lease Date: 01/15/95
Recording: File No. 95 268 1

Masters Lease No. 101-0025-000
Lessor: State of Texas ME 850066
Lessee: Masters Resources LLC
Lease Date: 06/01/05
Recording: Vol. 843, Page 129

Masters Lease No. 101-0026-000
Lessor: State of Texas ME 850086
Lessee: Masters Resources LLC
Lease Date: 08/06/95
Recording: File No. 95 273 357

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

| | |
|---|---|
| Masters Lease No. | 101-0027-000 |
| Lessor: | State of Texas ME 850226 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 01/01/96 |
| Recording: | File No. 96 304 580 |

| | |
|---|---|
| Masters Lease No. | 101-0028-000 |
| Lessor: | State of Texas ME 850228 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 01/01/96 |
| Recording: | File No. 96 304 610 |

| | |
|---|---|
| Masters Lease No. | 101-0029-000 |
| Lessor: | State of Texas ME 860242 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 11/01/96 |
| Recording: | File No. 96 304 642 |

| | |
|---|---|
| Masters Lease No. | 101-0030-000 |
| Lessor: | State of Texas ME 870078 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 05/01/97 |
| Recording: | File No. 97 337 450 |

| | |
|---|---|
| Masters Lease No. | 101-0031-000 |
| Lessor: | State of Texas ME 890056 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 04/01/99 |
| Recording: | File No. 99 409 386 |

| | |
|---|---|
| Masters Lease No. | 101-0032-000 |
| Lessor: | State of Texas ME 980016 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 01/01/98 |
| Recording: | File No. 98 373 57 |

| | |
|---|---|
| Masters Lease No. | 101-0033-000 |
| Lessor: | State of Texas ME 980035 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 02/01/98 |
| Recording: | File No. 98 385 416 |

| | |
|---|---|
| Masters Lease No. | 101-0034-000 |
| Lessor: | State of Texas ME 980101 |
| Lessee: | Masters Resources LLC |

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

| | |
|---|---|
| Lease Date: | 10/01/98 |
| Recording: | File No. 98 390 527 |
| | |
| Masters Lease No. | 101-0035-000 |
| Lessor: | State of Texas ME 20010013 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 11/01/00 |
| Recording: | File No. 01 487 789 |
| | |
| Masters Lease No. | 101-0036-000 |
| Lessor: | State of Texas ME 20000018 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 01/01/00 |
| Recording: | File No. 00 457 593 |
| | |
| Masters Lease No. | 101-0037-000 |
| Lessor: | State of Texas ME 20000047 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 05/01/00 |
| Recording: | File No. 00 462 527 |
| | |
| Masters Lease No. | 101-0038-000 |
| Lessor: | State of Texas LC 20030023 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 11/01/03 |
| Recording: | File No. 04 681 585 |
| | |
| Masters Lease No. | 101-0039-000 |
| Lessor: | State of Texas ME 840177 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 10/19/94 |
| Recording: | File No. 95 262 123 |
| | |
| Masters Lease No. | 101-0040-000 |
| Lessor: | State of Texas ME 830206 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 01/01/04 |
| Recording: | File No. 04 694 482 |
| | |
| Masters Lease No. | 101-0041-000 |
| Lessor: | State of Texas M-104268 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 10/19/04 |
| Recording: | File No. 04 743 301 |

**Exhibit "A"**

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

| | |
|---|---|
| Description: | 320 acres, more or less being the SW/2 of Tract 6-7A, Trinity Bay, less 40 acres within boundaries of the State Tract 1-4A Unit being the SE/4 SE/4 of Tract 6-7A from the surface to 11060' as shown on the applicable official submerged area map on file in the Texas General Land Office |

**RED FISH REEF, Chambers & Galveston Counties., TX**

| | |
|---|---|
| Masters Lease No. | 102-0001-000 |
| Lessor: | State of Texas 19987 |
| Lessee: | Humble Oil & Refining Company |
| Lease Date: | 03/19/36 |
| Recording: | Vol. 52, Page 237 |
| Description: | 640 acres, more or less, being Tract 246, Galveston Bay |

| | |
|---|---|
| Masters Lease No. | 102-0002-000 |
| Lessor: | State of Texas 19988 |
| Lessee: | Humble Oil & Refining Company |
| Lease Date: | 03/19/36 |
| Recording: | Vol. 52, Pg 239 |
| Description: | 320 acres, more or less, in the SE/2 of Tract 247, Galveston Bay |

| | |
|---|---|
| Masters Lease No. | 102-0003-000 |
| Lessor: | State of Texas 28498 |
| Lessee: | Humble Oil & Refining Company |
| Lease Date: | 03/09/44 |
| Recording: | Vol. 86, Page 568 |
| Description: | 640 acres, more or less, being Tract 224, Galveston Bay |

| | |
|---|---|
| Masters Lease No. | 102-0004-000 |
| Lessor: | State of Texas 28499 |
| Lessee: | Humble Oil & Refining Company |
| Lease Date: | 03/09/44 |
| Recording: | Vol. 86, Pg 571 |
| Description: | 640 acres , more or less, being Tract 225, Galveston Bay |

| | |
|---|---|
| Masters Lease No. | 102-0005-000 |
| Lessor: | State of Texas 28500 |
| Lessee: | Humble Oil & Refining Company |
| Lease Date: | 03/09/44 |
| Recording: | Vol 86, Pg 575 |

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

| | |
|---|---|
| Description: | 320 acres, more or less, being the NW/2 of Tract 226, Galveston Bay |
| | |
| Masters Lease No. | 102-0006-000 |
| Lessor: | State of Texas 31835 |
| Lessee: | Humble Oil & Refining Company |
| Lease Date: | 11/13/47 |
| Recording: | Vol 111, Pg 43, Chambers Co, TX<br>Book 807, Pg 485, Galveston Co., TX |
| Description: | 320 acres, more or less, being the SW/2 of Tract 200, Galveston Bay, Chambers and Galveston Co. TX. |
| | |
| Masters Lease No. | 102-0007-000 |
| Lessor: | State of Texas 35596 |
| Lessee: | Humble Oil & Refining Company |
| Lease Date: | 06/15/50 |
| Recording: | Vol 131, Pg 448 |
| Description: | 240 acres, more or less, being the NW 160 acres and W 80 acres of Tract 204, Galveston Bay |
| | |
| Masters Lease No. | 102-0008-000 |
| Lessor: | State of Texas 46783 |
| Lessee: | Humble Oil & Refining Company |
| Lease Date: | 07/09/56 |
| Recording: | Vol. 216, Pg 282, Chambers Co., TX<br>Book 1352, Pg 642, Galveston Co., TX |
| Description: | 320 acres, more or less, being the W/2 of Tract 245, Galveston Bay, Chambers and Galveston Co., TX |
| | |
| Masters Lease No. | 102-0009-000 |
| Lessor: | USX Corporation |
| Lessee: | Masters Resources LLC |
| Lease Date: | 03/18/96 |
| Recording: | Vol 292, Pg 42 |
| | |
| Masters Lease No. | 102-0010-000 |
| Lessor: | USX Corporation |
| Lessee: | Masters Resources LLC |
| Lease Date: | 03/18/96 |
| Recording: | Vol 292, Pg 57 |
| | |
| Masters Lease No. | 102-0011-000 |
| Lessor: | USX Corporation |
| Lessee: | Masters Resources LLC |

**Exhibit "A"**

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

Lease Date: 10/26/98
Recording: Vol. 389, Pg 655

Masters Lease No. 102-0012-000
Lessor: Cedar Crossing LP
Lessee: Masters Resources LLC
Lease Date: 10/01/00
Recording: Vol. 478, Pg 261

Masters Lease No. 102-0013-000
Lessor: Robert E. Smith
Lessee: Vintage Pipeline Inc.
Lease Date: 10/18/00
Recording: File No. 00 478 239

Masters Lease No. 102-0014-000
Lessor: Patricia Reed
Lessee: Vintage Pipeline Inc.
Lease Date: 10/18/00
Recording: File No. 00 478 244

Masters Lease No. 102-0015-000
Lessor: Marie Pfistner Delahoussaye
Lessee: Vintage Pipeline Inc.
Lease Date: 10/18/00
Recording: File No. 00 478 248

Masters Lease No. 102-0016-000
Lessor: Jacky Nebauer etux
Lessee: Vintage Pipeline Inc.
Lease Date: 10/18/00
Recording: File No. 00 478 252

Masters Lease No. 102-0017-000
Lessor: SWF #4
Lessee: Vintage Pipeline Inc.
Lease Date: 10/10/00
Recording: File No. 00 478 256

Masters Lease No. 102-0018-000
Lessor: State of Texas ME 820151
Lessee: Masters Resources LLC
Lease Date: 08/01/02
Recording: File No. 02 586 234

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

Masters Lease No. 102-0019-000
Lessor: State of Texas ME 820149
Lessee: Masters Resources LLC
Lease Date: 06/01/02
Recording: File No. 02 586 218

Masters Lease No. 102-0020-000
Lessor: State of Texas ME 820138
Lessee: Masters Resources LLC
Lease Date: 08/01/02
Recording: File No. 02 586 202

Masters Lease No. 102-0021-000
Lessor: State of Texas ME 810081
Lessee: Masters Resources LLC
Lease Date: 08/01/01
Recording: File No. 02 586 122

Masters Lease No. 102-0022-000
Lessor: State of Texas ME 820204
Lessee: Masters Resources LLC
Lease Date: 11/01/02
Recording: File No. 02 586 266

Masters Lease No. 102-0023-000
Lessor: State of Texas ME 820178
Lessee: Masters Resources LLC
Lease Date: 09/01/02
Recording: File No. 02 586 250

Masters Lease No. 102-0024-000
Lessor: State of Texas ME 810112
Lessee: Masters Resources LLC
Lease Date: 09/01/01
Recording: File No. 02 586 138

Masters Lease No. 102-0025-000
Lessor: State of Texas ME 810177
Lessee: Masters Resources LLC
Lease Date: 11/01/01
Recording: File No. 01761-0702, Galveston Co., TX

Masters Lease No. 102-0026-000
Lessor: State of Texas ME 810190

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

Lessee: Masters Resources LLC
Lease Date: 11/01/01
Recording: File No. 02 586 154

Masters Lease No. 102-0027-000
Lessor: State of Texas ME 820074
Lessee: Masters Resources LLC
Lease Date: 03/01/02
Recording: File No. 02 592 762

Masters Lease No. 102-0028-000
Lessor: State of Texas ME 820020
Lessee: Masters Resources LLC
Lease Date: 03/01/02
Recording: File No. 03 599 31

Masters Lease No. 102-0029-000
Lessor: State of Texas ME 820080
Lessee: Masters Resources LLC
Lease Date: 05/01/02
Recording: File No.02 586 170

Masters Lease No. 102-0030-000
Lessor: Jindal United Steel Corp.
Lessee: Masters Resources LLC
Lease Date: 05/01/01
Recording: unrecorded

Masters Lease No. 102-0031-000
Lessor: State of Texas ME 840251
Lessee: Masters Resources LLC
Lease Date: 01/01/05
Recording: Vol. 843, Pg 94

Masters Lease No. 102-0032-000
Lessor: State of Texas ME 840253
Lessee: Masters Resources LLC
Lease Date: 01/20/95
Recording: File No. 95 267 841

Masters Lease No. 102-0033-000
Lessor: State of Texas ME 850002
Lessee: Masters Resources LLC
Lease Date: 02/05/95

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

Recording: File No. 95 268 9

Masters Lease No. 102-0034-000
Lessor: State of Texas ME 850003
Lessee: Masters Resources LLC
Lease Date: 02/01/05
Recording: Vol. 843, Pg 111

Masters Lease No. 102-0035-000
Lessor: State of Texas ME 890026
Lessee: Masters Resources LLC
Lease Date: 03/01/99
Recording: File No. 99 409 383

Masters Lease No. 102-0036-000
Lessor: State of Texas ME 890132
Lessee: Masters Resources LLC
Lease Date: 08/01/99
Recording: File No. 99 424 403

Masters Lease No. 102-0037-000
Lessor: State of Texas ME 890127
Lessee: Masters Resources LLC
Lease Date: 08/01/99
Recording: File No. 99 424 391

Masters Lease No. 102-0038-000
Lessor: State of Texas ME 890129
Lessee: Masters Resources LLC
Lease Date: 08/01/99
Recording: File No. 99 424 394

Masters Lease No. 102-0039-000
Lessor: State of Texas ME 890130
Lessee: Masters Resources LLC
Lease Date: 08/01/99
Recording: File No. 99 424 397

Masters Lease No. 102-0040-000
Lessor: State of Texas ME 840002
Lessee: Masters Resources LLC
Lease Date: 02/01/04
Recording: File No. 04 717 409

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

Masters Lease No. 102-0041-00
Lessor: State of Texas ME 840001
Lessee: Masters Resources LLC
Lease Date: 02/01/04
Recording: File No. 04 717 393

Masters Lease No. 102-0042-000
Lessor: State of Texas ME 840056
Lessee: Masters Resources LLC
Lease Date: 05/01/04
Recording: File No. 04 723 345

Masters Lease No. 102-0043-000
Lessor: State of Texas ME 830088
Lessee: Masters Resources LLC
Lease Date: 09/01/03
Recording: File No. 04 720 123

Masters Lease No. 102-0044-000
Lessor: State of Texas ME 830063
Lessee: Masters Resources LLC
Lease Date: 06/01/03
Recording: File No. 04 720 139

Masters Lease No. 102-0045-000
Lessor: State of Texas ME 840006
Lessee: Masters Resources LLC
Lease Date: 03/27/94
Recording: File No. 94 235 495

Masters Lease No. 102-0046-000
Lessor: State of Texas ME 840085
Lessee: Masters Resources LLC
Lease Date: 05/16/94
Recording: File No. 94 243 292

Masters Lease No. 102-0047-000
Lessor: State of Texas ME 830115
Lessee: Masters Resources LLC
Lease Date: 07/05/93
Recording: File No. 93 211 233

Masters Lease No. 102-0048-000
Lessor: State of Texas ME 830116
Lessee: Masters Resources LLC

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

Lease Date: 07/05/93
Recording: File No. 93 211 227

Masters Lease No. 102-0049-000
Lessor: State of Texas ME 830226
Lessee: Masters Resources LLC
Lease Date: 12/01/03
Recording: File No. 04 720 107

Masters Lease No. 102-0050-000
Lessor: State of Texas ME 830199
Lessee: Masters Resources LLC
Lease Date: 12/05/93
Recording: File No. 94 229 369

Masters Lease No. 102-0051-000
Lessor: State of Texas ME 800187
Lessee: Masters Resources LLC
Lease Date: 08/01/00
Recording: File No. 02 537 93

Masters Lease No. 102-0052-000
Lessor: State of Texas ME 950022
Lessee: Masters Resources LLC
Lease Date: 01/04/95
Recording: File No. 95 268 17

Masters Lease No. 102-0053-000
Lessor: State of Texas ME 890131
Lessee: Masters Resources LLC
Lease Date: 08/01/99
Recording: File No. 99 424 400

Masters Lease No. 102-0054-000
Lessor: State of Texas ME 800138
Lessee: Masters Resources LLC
Lease Date: 08/01/00
Recording: File No. 02 537 45

Masters Lease No. 102-0055-000
Lessor: State of Texas ME 800154
Lessee: Masters Resources LLC
Lease Date: 08/01/00
Recording: File No. 02 537 61

**Exhibit "A"**

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

Masters Lease No. 102-0056-000
Lessor: State of Texas ME 800186
Lessee: Masters Resources LLC
Lease Date: 08/01/00
Recording: File No. 02 537 77

Masters Lease No. 102-0057-000
Lessor: State of Texas ME 800188
Lessee: Masters Resources LLC
Lease Date: 09/01/00
Recording: File No. 02 537 109

Masters Lease No. 102-0058-000
Lessor: State of Texas ME 800190
Lessee: Masters Resources LLC
Lease Date: 09/01/00
Recording: File No. 02 537 125

Masters Lease No. 102-0059-000
Lessor: State of Texas ME 800191
Lessee: Masters Resources LLC
Lease Date: 09/01/00
Recording: File No. 02 537 141

Masters Lease No. 102-0060-000
Lessor: State of Texas ME 800192
Lessee: Masters Resources LLC
Lease Date: 09/01/00
Recording: File No. 02 537 157

Masters Lease No. 102-0061-000
Lessor: State of Texas ME 810075
Lessee: Masters Resources LLC
Lease Date: 06/01/01
Recording: File No. 02 543 345

Masters Lease No. 102-0062-000
Lessor: State of Texas ME 810076
Lessee: Masters Resources LLC
Lease Date: 06/01/01
Recording: File No. 02 543 365

Masters Lease No. 102-0063-000

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

Lessor: State of Texas ME 810077
Lessee: Masters Resources LLC
Lease Date: 06/01/01
Recording: File No. 02 543 381

Masters Lease No. 102-0064-000
Lessor: State of Texas ME 810078
Lessee: Masters Resources LLC
Lease Date: 06/01/01
Recording: File No. 02 543 399

Masters Lease No. 102-0065-000
Lessor: State of Texas ME 810080
Lessee: Masters Resources LLC
Lease Date: 09/01/01
Recording: File No. 02 568 335

Masters Lease No. 102-0066-000
Lessor: State of Texas ME 810109
Lessee: Masters Resources LLC
Lease Date: 09/01/01
Recording: File No. 02 568 380

Masters Lease No. 102-0067-000
Lessor: State of Texas ME 810110
Lessee: Masters Resources LLC
Lease Date: 09/01/01
Recording: File No. 02 568 290

Masters Lease No. 102-0068-000
Lessor: State of Texas ME 810111
Lessee: Masters Resources LLC
Lease Date: 09/01/01
Recording: File No. 02 568 320

Masters Lease No. 102-0069-000
Lessor: State of Texas ME 810152
Lessee: Masters Resources LLC
Lease Date: 09/01/01
Recording: File No. 02 568 365

Masters Lease No. 102-0070-000
Lessor: State of Texas ME 810176
Lessee: Masters Resources LLC
Lease Date: 10/01/01

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

| | |
|---|---|
| Recording: | File No. 02 568 350 |
| | |
| Masters Lease No. | 102-0071-000 |
| Lessor: | State of Texas ME 810178 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 10/01/01 |
| Recording: | File No. 02 568 305 |
| | |
| Masters Lease No. | 102-0072-000 |
| Lessor: | State of Texas ME 820081 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 05/01/02 |
| Recording: | File No. 02 568 186 |
| | |
| Masters Lease No. | 102-0073-000 |
| Lessor: | State of Texas ME 850022 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 03/01/95 |
| Recording: | File No. 95 267 825 |
| | |
| Masters Lease No. | 102-0074-000 |
| Lessor: | State of Texas ME 850068 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 06/17/95 |
| Recording: | File No. 95 273 350 |
| | |
| Masters Lease No. | 102-0075-000 |
| Lessor: | State of Texas ME 850225 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 01/01/06 |
| Recording: | Vol. 843, Page 146 |
| | |
| Masters Lease No. | 102-0076-000 |
| Lessor: | State of Texas ME 850227 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 01/01/06 |
| Recording: | Vol. 843, Page 77 |
| | |
| Masters Lease No. | 102-0077-000 |
| Lessor: | State of Texas ME 850241 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 02/01/96 |
| Recording: | File No. 96 304 625 |

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

Masters Lease No. 102-0078-000
Lessor: State of Texas ME 860111
Lessee: Masters Resources LLC
Lease Date: 07/01/06
Recording: Vol. 871, Pg 651

Masters Lease No. 102-0079-000
Lessor: State of Texas ME 860293
Lessee: Masters Resources LLC
Lease Date: 02/01/97
Recording: File No. 97 337 442

Masters Lease No. 102-0080-000
Lessor: State of Texas ME 870068
Lessee: Masters Resources LLC
Lease Date: 03/01/97
Recording: File No. 97 337 446

Masters Lease No. 102-0081-000
Lessor: State of Texas ME 870069
Lessee: Masters Resources LLC
Lease Date: 03/01/97
Recording: File No. 97 337 448

Masters Lease No. 102-0082-000
Lessor: State of Texas ME 870088
Lessee: Masters Resources LLC
Lease Date: 05/01/97
Recording: File No. 97 337 444

Masters Lease No. 102-0083-000
Lessor: State of Texas ME 870144
Lessee: Masters Resources LLC
Lease Date: 08/01/97
Recording: File No. 97 340 736

Masters Lease No. 102-0084-000
Lessor: State of Texas ME 870190
Lessee: Masters Resources LLC
Lease Date: 10/01/97
Recording: File No. 97 347 717

Masters Lease No. 102-0085-000
Lessor: State of Texas ME 870200

**Exhibit "A"**

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

| | |
|---|---|
| Lessee: | Masters Resources LLC |
| Lease Date: | 11/01/97 |
| Recording: | File No. 97 347 720 |
| | |
| Masters Lease No. | 102-0086-000 |
| Lessor: | State of Texas ME 880036 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 03/01/98 |
| Recording: | File No. 98 363 549 |
| | |
| Masters Lease No. | 102-0087-000 |
| Lessor: | State of Texas ME 880100 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 08/01/98 |
| Recording: | File No. 98 386 7 |
| | |
| Masters Lease No. | 102-0088-000 |
| Lessor: | State of Texas ME 880109 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 09/01/98 |
| Recording: | File No. 98 386 9 |
| | |
| Masters Lease No. | 102-0089-000 |
| Lessor: | State of Texas SL 870156 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 03/1/07 |
| Recording: | Vol. 948, Pg 447, File No. 24621 |
| | |
| Masters Lease No. | 102-0090-000 |
| Lessor: | F I Fisher etux |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 06/12/41 |
| Recording: | Vol. 72, Page 47 |
| | |
| Masters Lease No. | 102-0091-000 |
| Lessor: | Lizzie Wilburn |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 02/19/51 |
| Recording: | Vol. 130, Pg 447 |
| | |
| Masters Lease No. | 102-0092-000 |
| Lessor: | A M Wilburn |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 06/14/41 |

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

Recording: Vol. 72, Page 61

Masters Lease No. 102-0093-000
Lessor: Joe Syer etux
Lessee: Humble Oil & Refining Co.
Lease Date: 04/03/51
Recording: Vol. 132, Page 172

Masters Lease No. 102-0094-000
Lessor: Lizzie Wilburn
Lessee: Humble Oil & Refining Co.
Lease Date: 06/18/41
Recording: Vol. 72, Page 57

Masters Lease No. 102-0095-000
Lessor: Joe Syer etux
Lessee: Humble Oil & Refining Co.
Lease Date: 06/12/41
Recording: Vol. 72, Page 70

Masters Lease No. 102-0096-000
Lessor: Kirby Petroleum Co.
Lessee: Humble Oil & Refining Co.
Lease Date: 06/16/41
Recording: Vol. 72, Page 63

Masters Lease No. 102-0097-000
Lessor: Elizabeth Winfree etal
Lessee: Humble Oil & Refining Co.
Lease Date: 06/14/41
Recording: Vol. 72, Page 174

Masters Lease No. 102-0098-000
Lessor: Charles T. Kilgore etal
Lessee: Humble Oil & Refining Co.
Lease Date: 06/17/41
Recording: Vol. 72, Page 64

Masters Lease No. 102-0099-000
Lessor: Vera Harrold etal
Lessee: Humble Oil & Refining Co.
Lease Date: 06/25/41
Recording: Vol. 72, Page 66

Masters Lease No. 102-0100-000

**Exhibit "A"**

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

Lessor: B D Fisher etux
Lessee: Humble Oil & Refining Co.
Lease Date: 06/12/41
Recording: Vol. 72, Page 65

Masters Lease No. 102-0101-000
Lessor: B E Fisher etux
Lessee: Humble Oil & Refining Co.
Lease Date: 06/13/41
Recording: Vol. 72, Page 69

Masters Lease No. 102-0102-000
Lessor: Dr. John G Schilling etal
Lessee: Humble Oil & Refining Co.
Lease Date: 07/02/41
Recording: Vol. 72, Page 71

Masters Lease No. 102-0103-000
Lessor: First National Bank of Goose Creek
Lessee: Humble Oil & Refining Co.
Lease Date: 06/20/41
Recording: Vol. 72, Page 73

Masters Lease No. 102-0104-000
Lessor: Ella Ilfrey
Lessee: Humble Oil & Refining Co.
Lease Date: 06/14/41
Recording: Vol. 72, Page 75

Masters Lease No. 102-0105-000
Lessor: Will Wright etal
Lessee: Humble Oil & Refining Co.
Lease Date: 06/18/41
Recording: Vol. 72, Page 76

Masters Lease No. 102-0106-000
Lessor: O K Winfree
Lessee: Humble Oil & Refining Co.
Lease Date: 06/14/41
Recording: Vol. 72, Page 77

Masters Lease No. 102-0107-000
Lessor: L W Massey etal
Lessee: Humble Oil & Refining Co.

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

Lease Date: 06/25/41
Recording: Vol. 72, Page 78

Masters Lease No. 102-0108-000
Lessor: T F Casey etal
Lessee: Humble Oil & Refining Co.
Lease Date: 06/16/41
Recording: Vol. 72, Page 80

Masters Lease No. 102-0109-000
Lessor: R R. Zierlein
Lessee: Humble Oil & Refining Co.
Lease Date: 06/16/41
Recording: Vol. 72, Page 81

Masters Lease No. 102-0110-000
Lessor: J N Nelson etux
Lessee: Humble Oil & Refining Co.
Lease Date: 06/17/41
Recording: Vol. 72, Page 82

Masters Lease No. 102-0111-000
Lessor: S R Williams etal
Lessee: Humble Oil & Refining Co.
Lease Date: 06/23/41
Recording: Vol. 72, Page 83

Masters Lease No. 102-0112-000
Lessor: Vance McLean etal
Lessee: Humble Oil & Refining Co.
Lease Date: 07/01/41
Recording: Vol. 72, Page 86

Masters Lease No. 102-0113-000
Lessor: J N Thornton etal
Lessee: Humble Oil & Refining Co.
Lease Date: 06/17/41
Recording: Vol. 72, Page 87

Masters Lease No. 102-0114-000
Lessor: M W Epperson etux
Lessee: Humble Oil & Refining Co.
Lease Date: 06/14/41
Recording: Vol. 72, Page 88

**Exhibit "A"**

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

| | |
|---|---|
| Masters Lease No. | 102-0115-000 |
| Lessor: | W W Daniel etux |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 06/13/41 |
| Recording: | Vol. 72, Page 91 |
| Masters Lease No. | 102-0116-000 |
| Lessor: | I R Williams etux |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 06/16/41 |
| Recording: | Vol. 72, Page 95 |
| Masters Lease No. | 102-0117-000 |
| Lessor: | J H Williams etux |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 06/16/41 |
| Recording: | Vol. 72, Page 96 |
| Masters Lease No. | 102-00118-000 |
| Lessor: | J H Williams etux |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 06/27/41 |
| Recording: | Vol. 72, Page 97 |
| Masters Lease No. | 102-0119-000 |
| Lessor: | State of Texas Dept of Highways & Public Transportation |
| Lessee: | Exxon Corporation |
| Lease Date: | 04/18/79 |
| Recording: | unrecorded |
| Masters Lease No. | 102-0120-000 |
| Lessor: | Kirby Petroleum Co. |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 05/08/47 |
| Recording: | Vol. 103, Page 34 |
| Masters Lease No. | 102-0121-000 |
| Lessor: | John G. Schilling etux |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 09/27/48 |
| Recording: | Vol. 110, Page 499 |
| Masters Lease No. | 102-0122-000 |

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

| | |
|---|---|
| Lessor: | Eula Syer etvir |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 02/14/51 |
| Recording: | Vol. 130, Page 429 |

| | |
|---|---|
| Masters Lease No. | 102-0123-000 |
| Lessor: | William Clark Richardson etal |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 02/21/51 |
| Recording: | Vol. 130, Page 587 |

| | |
|---|---|
| Masters Lease No. | 102-0124-000 |
| Lessor: | Southern Canal Co. |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 03/09/51 |
| Recording: | Vol. 131, Page 333 |

| | |
|---|---|
| Masters Lease No. | 102-0125-000 |
| Lessor: | W J Moreau |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 07/08/54 |
| Recording: | Vol. 159, Page 422 |

| | |
|---|---|
| Masters Lease No. | 102-0126-000 |
| Lessor: | State of Texas M-103728 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 04/06/04 |
| Recording: | File No. 05 779 431 |
| Description: | 40 acres, more or less, being the NW/4 of SE/4 of SW/2 of Tract 109, Galveston Bay, in the form of a Square around wellbore bottomhole location identified By API #42-071-30925 and limited to depths from Surface to 10,080' only as shown on applicable Official submerged area map on file in Texas General Land Office. |

| | |
|---|---|
| Masters Lease No. | 102-0127-000 |
| Lessor: | State of Texas M-103802 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 04/06/04 |
| Recording: | File No. 05 779 437 |
| Description: | 40 acres, more or less, being part of SW/2 of Tract 203, Galveston Bay, in the form of a square around wellbore Bottomhole located identified by API #42-071-31906 and Limited to depths from surface to 13,848' only as shown on |

**Exhibit "A"**

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

Applicable official submerged area map on file in Texas General Land Office.

| | |
|---|---|
| Masters Lease No. | 102-0128-000 |
| Lessor: | State of Texas M-104722 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 01/18/05 |
| Recording: | File No. 05 769 34 |
| Description: | 40 acres, more or less, being the NE/2 of Tract 248, Galveston Bay, in the form of a square around the Bottomhole location of well no. 193 identified by API #42-071-31435 and limited to depths from surface To 9742' only as shown on applicable official submerged Area map on file in the Texas General Land Office. |

| | |
|---|---|
| Masters Lease No. | 102-0129-000 |
| Lessor: | Vintage Petroleum Inc. |
| Lessee: | Masters Resources LLC |
| Lease Date: | 04/01/00 |
| Recording: | File No. 00 460 645 |

| | |
|---|---|
| Masters Lease No. | 102-0130-000 |
| Lessor: | State of Texas ME860112 |
| Lessee: | Exxon Corporation |
| Lease Date: | 07/01/96 |
| Recording: | File No. 96 307813 |

| | |
|---|---|
| Masters Lease No. | 102-0131-000 |
| Lessor: | State of Texas ME20070067 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 03/01/07 |
| Recording: | Vol. 948, Page 462, File No. 24622 |

| | |
|---|---|
| Masters Lease No. | |
| Lessor: | Exxon Corporation |
| Lease Date: | 05/01/91 |
| Recording: | File No. 95 267 584 |

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

Masters Lease No.
Lessor: Kirby Petroleum
Lease Date: 05/27/49
Recording: Vol. 115, Page 600

Masters Lease No.
Lessor: B E Fisher etux
Lease Date: 02/19/51
Recording: Vol. 130, Page 526

Masters Lease No.
Lessor: R C Fisher Sr. etux
Lease Date: 02/08/52
Recording: Vol. 139, Page 210

Masters Lease No.
Lessor: Joshua W Williams etux
Lease Date: 11/12/36
Recording: Vol. 57, Page 36

Masters Lease No.
Lessor: A R Schearer etal
Lease Date: 02/13/51
Recording: Vol. 130, Page 457

Masters Lease No.
Lessor: M H Barrow etal
Lease Date: 02/20/51
Recording: Vol. 130, Page 457

Masters Lease No.
Lessor: R C Lawrence etal
Lease Date: 02/20/84
Recording: Vol. 131, Page 61

Masters Lease No.
Lessor: Texas Highway Dept
Lease Date: 04/23/59
Recording: Rdxing Permit

Masters Lease No.
Lessor: Chambers County TX
Lease Date: 02/28/74
Recording: Rdxing Permit

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

Lease No. TX-0894-0001
Lessor: State of Texas M-105666
Lease Date: 10/4/2005
Recording Information: Recorded in the Official Public Records of Chambers and Galveston Counties, Texas, in Chambers County under File No. 05 826 621 and in Galveston County under File No. 2006001465, covering approximately 320 acres being the NE/2 of State Tract 199, East Bay.

Lease No. TX-0894-0002
Lessor: State of Texas M-105667
Lease Date: 10/4/2005
Recording Information: Recorded in the Official Public Records of Chambers and Galveston Counties, Texas, in Chambers County under File No. 05 826 615 and in Galveston County under File No. 2006001464, covering approximately 320 acres being the SW/2 of State Tract 199, East Bay.

Lease No. TX-0894-0003
Lessor: State of Texas M-106331
Lease Date: 4/4/2006
Recording Information: Recorded in the Official Public Records of Chambers County, Texas under File No. ____________, covering approximately 160 acres being the E/2 of the NE/2 of State Tract 226, Galveston Bay.

**North Point Bolivar, Galveston County, Texas**

Masters Lease No. 103-0001-000
Lessor: State of Texas M-62790
Lessee: Occidental Petroleum Corp. etal
Lease Date: 12/03/68
Recording: Vol. 1981, Page 262
Description: 640 acres, more or less, being State Tract 343, Galveston Bay, N Point Bolivar Field, Galveston Co., TX

Masters Lease No. 103-0002-000
Lessor: State of Texas SL20010017
Lessee: Masters Resources LLC
Lease Date: 07/01/06
Recording: File No. 2006050556

Masters Lease No. 103-0003-000
Lessor: State of Texas SL 810690
Lessee: Masters Resources LLC

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

| | |
|---|---|
| Lease Date: | 02/01/07 |
| Recording: | File No. 2007024351 |
| | |
| Masters Lease No. | 103-0004-000 |
| Lessor: | State of Texas SL 830006 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 10/03/04 |
| Recording: | File No. 2005013907 |
| | |
| Masters Lease No. | 103-0005-000 |
| Lessor: | Sun Oil Company |
| Lessee: | Houston Oil & Minerals |
| Lease Date: | 08/21/73 |
| Recording: | Vol. 350, Page 676 |
| | |
| Masters Lease No. | 103-0006-000 |
| Lessor: | Sun Oil Company |
| Lessee: | Houston Oil & Minerals |
| Lease Date: | 08/21/73 |
| Recording: | Vol. 350, Page 665 |
| | |
| Masters Lease No. | 103-0006-001 |
| Lessor: | Houston Oil & Minerals |
| Lessee: | Enserch Corporation |
| Lease Date: | 01/01/78 |
| Recording: | Vol. 431, Page 684 |
| | |
| Masters Lease No. | 103-0007-000 |
| Lessor: | Sun Oil Company |
| Lessee: | Houston Oil & Minerals |
| Lease Date: | 08/21/73 |
| Recording: | Vol. 350, Page 670 |
| | |
| Masters Lease No. | 103-0008-000 |
| Lessor: | City of Texas City etal |
| Lessee: | Vintage Pipeline Inc. |
| Lease Date: | 01/01/98 |
| Recording: | unrecorded |
| | |
| Masters Lease No. | 103-0009-001 |
| Lessor: | Boyt Realty Company etal |

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

| | |
|---|---|
| Lessee: | Houston Oil & Minerals |
| Lease Date: | 10/12/72 |
| Recording: | Vol. 2303, Page 367 |
| | |
| Masters Lease No. | 103-0010-000 |
| Lessor: | Verdia N. Johnson etal |
| Lessee: | Houston Oil & Minerals |
| Lease Date: | 11/15/72 |
| Recording: | GAC 013871119 |
| | |
| Masters Lease No. | 103-0011-001 |
| Lessor: | Boyt Realty Company |
| Lessee: | Houston Oil & Minerals |
| Lease Date: | 10/01/76 |
| Recording: | Vol. 2748, Page 842 |
| | |
| Masters Lease No. | 103-0011-002 |
| Lessor: | Doyle McDonald |
| Lessee: | Houston Oil & Minerals |
| Lease Date: | 10/01/76 |
| Recording: | Vol. 2820, Page 438 |
| | |
| Masters Lease No. | 103-0011-003 |
| Lessor: | Donald M Markle |
| Lessee: | Houston Oil & Minerals |
| Lease Date: | 10/01/76 |
| Recording: | Vol. 2820, Page 448 |
| | |
| Masters Lease No. | 103-0011-004 |
| Lessor: | Warren Honey et ux |
| Lessee: | Houston Oil & Minerals |
| Lease Date: | 10/01/76 |
| Recording: | Vol. 2820, Page 458 |
| | |
| Masters Lease No. | 103-0011-005 |
| Lessor: | Robert I Cohen III |
| Lessee: | Houston Oil & Minerals |
| Lease Date: | 10/01/76 |
| Recording: | Vol. 2820, Page 370 |
| | |
| Masters Lease No. | 103-0011-006 |
| Lessor: | Verdia N Johnson etal |
| Lessee: | Houston Oil & Minerals |
| Lease Date: | 10/01/76 |

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

Recording: Vol. 2820, Page 417

Masters Lease No. 103-0011-007
Lessor: Elizabeth J W Baker etal
Lessee: Houston Oil & Minerals
Lease Date: 10/01/76
Recording: Vol. 2820, Page 379

Masters Lease No. 103-0011-008
Lessor: Mary C Skewes Cox
Lessee: Houston Oil & Minerals
Lease Date: 10/01/76
Recording: Vol. 2820, Page 399

Masters Lease No. 103-0011-009
Lessor: Sam J Williams Jr etux
Lessee: Houston Oil & Minerals
Lease Date: 10/01/76
Recording: Vol. 2820, Page 388

Masters Lease No. 103-0011-010
Lessor: E E Paramore III
Lessee: Houston Oil & Minerals
Lease Date: 10/01/76
Recording: Vol. 2820, Page 408

Masters Lease No. 103-0011-011
Lessor: Theodore B Stubbs etal
Lessee: Houston Oil & Minerals
Lease Date: 10/01/76
Recording: Vol. 2820, Page 428

Masters Lease No. 103-0012-000
Lessor: State of Texas ME 800068
Lessee: Masters Resources LLC
Lease Date: 04/01/00
Recording: File No. 2004060884

Masters Lease No. 103-0013-000
Lessor: State of Texas ME 870079
Lessee: Masters Resources LLC
Lease Date: 04/01/97
Recording: File No. 011892677

Masters Lease No. 103-0014-000

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

| | |
|---|---|
| Lessor: | State of Texas ME 880120 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 10/01/98 |
| Recording: | File No. 013230708 |
| | |
| Masters Lease No. | 103-0015-000 |
| Lessor: | State of Texas ME 880121 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 10/01/98 |
| Recording: | File No. 012990535 |
| | |
| Masters Lease No. | 103-0016-000 |
| Lessor: | State of Texas ME 880122 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 10/01/98 |
| Recording: | File No. 012990538 |
| | |
| Masters Lease No. | 103-0017-000 |
| Lessor: | State of Texas ME 800066 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 04/01/00 |
| Recording: | File No. 2004060882 |
| | |
| Masters Lease No. | 103-0018-000 |
| Lessor: | State of Texas ME 800067 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 04/01/00 |
| Recording: | File No. 2004060883 |
| | |
| Masters Lease No. | 103-0019-000 |
| Lessor: | State of Texas ME 880140 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 11/01/98 |
| Recording: | File No. 013230713 |
| | |
| Masters Lease No. | 103-0020-000 |
| Lessor: | State of Texas ME 890021 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 03/01/99 |
| Recording: | File No. 013931443 |
| | |
| Masters Lease No. | 103-0021-000 |
| Lessor: | State of Texas ME 890220 |
| Lessee: | Masters Resources LLC |

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

| | |
|---|---|
| Lease Date: | 10/01/99 |
| Recording: | File No. 2004060881 |

| | |
|---|---|
| Masters Lease No. | 103-0022-000 |
| Lessor: | State of Texas M-104262 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 10/19/04 |
| Recording: | GAC 2004082554 |
| Description: | 210 acres, more or less, being all of Tract 135A, Galveston Bay, as shown on applicable official submerged area map on file in Texas General Land Office. |

| | |
|---|---|
| Masters Lease No. | 103-0023-000 |
| Lessor: | State of Texas M-104264 |
| Lessee: | Masters Resources LLC |
| Lease Date: | 10/19/04 |
| Recording: | File No. 2004082555 |
| Description: | 550 acres, more or less, being all of Tract 342, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office. |

| | |
|---|---|
| Masters Lease No. | 103-0024-000 |
| Lessor: | State of Texas M-104644 |
| Lessee: | Erskine Energy Partners LP |
| Lease Date: | 01/18/05 |
| Recording: | File No. 2005024321 |
| Description: | 350 acres, more or less, being the North 350 acres of Tract 134-A, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office. |

| | |
|---|---|
| Masters Lease No. | 103-0025-000 |
| Lessor: | State of Texas M-104653 |
| Lessee: | Erskine Energy Partners LP |
| Lease Date: | 01/18/05 |
| Recording: | File No. 2005024320 |
| Description: | 320 acres, more or less, being the SW/2 of Tract 339, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office. |

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

| | |
|---|---|
| Masters Lease No. | 103-0026-000 |
| Lessor: | State of Texas M-104654 |
| Lessee: | Erskine Energy Partners LP |
| Lease Date: | 01/18/05 |
| Recording: | File No. 2005024319 |
| Description: | 320 acres, more or less, being the SW/2 of Tract 340, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office. |

| | |
|---|---|
| Masters Lease No. | 103-0027-000 |
| Lessor: | State of Texas M-104655 |
| Lessee: | Erskine Energy Partners LP |
| Lease Date: | 01/18/05 |
| Recording: | File No. 2005024318 |
| Description | 400 acres, more or less, being all of Tract 341, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office. |

**Dorado Prospect, Chambers Co., TX**

| | |
|---|---|
| Masters Lease No. | 110-0001-000 |
| Lessor: | State of Texas M-105424 |
| Lessee: | Davis Petroleum Corp. |
| Lease Date: | 07/19/05 |
| Recording: | File No. 05 812 564 |
| Description | 320 acres, more or less, being the SW/2 of Tract 204, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office. |

| | |
|---|---|
| Masters Lease No. | 110-0002-000 |
| Lessor: | State of Texas M-105367 |
| Lessee: | Davis Petroleum Corp. |
| Lease Date: | 07/19/05 |
| Recording: | File No. 05 812 570 |
| Description | 320 acres, more or less, being the SW/2 of Tract 203, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office. |

| | |
|---|---|
| Masters Lease No. | 110-0003-000 |

**Exhibit "A"**

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

| | |
|---|---|
| Lessor: | State of Texas M-105366 |
| Lessee: | Davis Petroleum Corp. |
| Lease Date: | 07/19/05 |
| Recording: | File No. 05 812 576 |
| Description | 320 acres, more or less, being the SW/2 of Tract 202, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office. |

| | |
|---|---|
| Masters Lease No. | 110-0004-000 |
| Lessor: | State of Texas M-103023 |
| Lessee: | Roger A. Soape Inc. |
| Lease Date: | 04/15/03 |
| Recording: | File No. 03 621 266 |
| Description | 320 acres, more or less, being the NE/2 of Tract 132, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office. |

| | |
|---|---|
| Masters Lease No. | 110-0005-000 |
| Lessor: | State of Texas M-103024 |
| Lessee: | Roger A. Soape Inc. |
| Lease Date: | 04/15/03 |
| Recording: | File No. 03 621 260 |
| Description | 320 acres, more or less, being the SW/2 of Tract 132, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office. |

| | |
|---|---|
| Masters Lease No. | 110-0006-000 |
| Lessor: | State of Texas M-104641 |
| Lessee: | Davis Petroleum Corp. |
| Lease Date: | 01/18/05 |
| Recording: | File No. 05 777 3 |
| Description | 320 acres, more or less, being the SW/2 of Tract 113, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office. |

| | |
|---|---|
| Masters Lease No. | 110-0007-000 |
| Lessor: | State of Texas M-104823 |
| Lessee: | Davis Petroleum Corp. |
| Lease Date: | 04/05/05 |
| Recording: | File No. 05 794 279 |
| Description | 320 acres, more or less, being the SW/2 of Tract 133, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office. |

| | |
|---|---|
| Masters Lease No. | 110-0008-000 |

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

| | |
|---|---|
| Lessor: | State of Texas M-104824 |
| Lessee: | Davis Petroleum Corp. |
| Lease Date: | 04/05/05 |
| Recording: | File No. 05 794 273 |
| Description | 320 acres, more or less, being the NE/2 of Tract 203, Galveston Bay, as shown on applicable official submerged area map on file in the Texas General Land Office. |

**CEDAR POINT, Chambers Co., TX**

| | |
|---|---|
| Lessor: | USX Corporation |
| Lessee: | Vintage Petroleum Inc. |
| Dated: | 11/17/00 |
| Recorded: | File No. 00 480 113 |
| | (Pipeline Easement -- USX Hematite Unit #1 Well #2) |

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

**FEE PROPERTIES**

| | |
|---|---|
| Masters Lease No. | FEE -102-0001 |
| Lessor: | Vintage Petroleum |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 12/01/02 |
| Recording: | |

| | |
|---|---|
| Masters Lease No. | FEE -102-0002 |
| Lessor: | Vintage Petroleum |
| Lessee: | Humble Oil & Refining Co. |
| Lease Date: | 04/01/00 |
| Recording: | |

## Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

**Dolphin Prospect, Chambers & Galveston Co., TX**

| | |
|---|---|
| Masters Lease No. | 114-0001-000 |
| Lessor: | State of Texas M-105666 |
| Lessee: | Roger A. Soape Inc. |
| Lease Date: | 10/4/05 |
| Recording: | File No. 2006001465, Galveston Co., TX<br>File No. 05 826 621, Chambers Co., TX |
| Description | 320 acres, more or less, being the NE/2 of Tract 199, East Bay, as shown on applicable official submerged area map on file in the Texas General Land Office. |

| | |
|---|---|
| Masters Lease No. | 114-0002-000 |
| Lessor: | State of Texas M-105667 |
| Lessee: | Roger A. Soape Inc. |
| Lease Date: | 10/4/05 |
| Recording: | File No. 2006001464, Galveston Co., TX<br>File No. 05 826 615, Chambers Co., TX |
| Description | 320 acres, more or less, being the SW/2 of Tract 199, East Bay, as shown on applicable official submerged area map on file in the Texas General Land Office. |

| | |
|---|---|
| Masters Lease No. | 114-0003-000 |
| Lessor: | State of Texas M-106331 |
| Lessee: | Roger A. Soape Inc. |
| Lease Date: | 04/04/06 |
| Recording: | Book 869, Pg 103, File No. 15196, Chambers Co., TX |
| Description | 160 acres, more or less, being all of the NE/2 of Tract 226, Galveston Bay, save and except 160 acres in the Red Fish Reef Frio 15 GU, said unit being more particularly described in Mineral File M-19987 as shown on applicable official submerged area map on file in the Texas General Land Office. |

| | |
|---|---|
| Masters Lease No. | 114-0004-000 |
| Lessor: | State of Texas M-106809 |
| Lessee: | Davis Petroleum Corp. |
| Lease Date: | 07/26/06 |
| Recording: | File No. 200606614, Galveston Co., TX<br>Book 902, Pg 330, File No. 19150, Chambers Co., TX |
| Description | 320 acres, more or less, being the NE/2 of Tract 227, East Bay, as shown on applicable official submerged area map on file in the Texas General Land Office. |

# Exhibit "A"

**Attached to and made a part of Purchase and Sale Agreement dated effective October 1, 2006 by and between Masters Resources LLC and Masters Oil & Gas, LLC, as Seller, and Tekoil & Gas Corporation, as Buyer.**

# Exhibit "B"

**Attached to made a part of Purchase and Sale Agreement effective October 1, 2006**
**between Masters Resources LLC and Masters Oil Gas LLC, Sellers and Tekoil Gas Corporation, as buyer**

| Field Name | Property Name | County/Parish | State | Operator | GWI | NRI | Remarks |
|---|---|---|---|---|---|---|---|
| TRINITY BAY | | | | | | | |
| 22-23A #75D, F, H | 75F | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 26-27B #13 | 13 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 26-27A #63D | 63D | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 22-23A #69D | 69D | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 22-23A #135 | 135 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 26-27A #1 | 1 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 26-27A #10 SWD | 10 | Chambers | TX | Masters Resources | 1.00000000 | - | |
| 25A #9 | 9 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 26-27B #120 SWD | 120 | Chambers | TX | Masters Resources | 1.00000000 | - | |
| 18-19C #64 | 64 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 22-23B #12 | 12 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 22-23B #19 | 19 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 29B #22 | 22 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 28B #28 | 28 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 25A #29 | 29 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 18-19B #32 | 32 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 22-23A #34 | 34 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 22-23B #35 | 35 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 18-19B #37 | 37 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 26-27A #38 | 38 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 39 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 22-23A #42 | 42 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 48 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 22-23B #51 | 51 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 22-23C #53 | 53 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 22-23B #55 | 55 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 63F | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 18-19C #68 | 68 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 69F | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 73 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 74D | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 74F | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 74H | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 22-23 #75D,F,H | 75D | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 22-23A #76D, F | 76D | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| " " | 76F | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 76H | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 28A #78D | 78D | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 78F | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 79D | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 79F | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 79H | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 85D | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 22-23B #85F | 85F | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 85H | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 87D | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 87F | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |

5/9/2007

1

## Exhibit "B"

**Attached to made a part of Purchase and Sale Agreement effective October 1, 2006**
**between Masters Resources LLC and Masters Oil Gas LLC, Sellers and Tekoil Gas Corporation, as buyer**

| Field Name | Property Name | County/Parish | State | Operator | GWI | NRI | Remarks |
|---|---|---|---|---|---|---|---|
| | 87H | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 92 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 95D | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 95H | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 95J | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 100D | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 100F | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 105D | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 105F | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 106D | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 106F | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 22-23A #108D | 108D | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 108F | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 108H | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 109D | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 109F | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 109H | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 111D | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 111F | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 112D | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 112F | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 112H | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 18-19B #113D | 113D | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 113F | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 28A #115 | 115 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 116D | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 22-23A #116F | 116F | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 29-32A #119 SWD | 119 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 25A #122 | 122 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 28B #123 | 123 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 28B #124 | 124 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 22-23A #130 | 130 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 22-23A #131 | 131 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 25A #133 | 133 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 72 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 2 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 3 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 4 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 5C | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 6 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 7 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 8 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 11 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 14 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 15 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 16 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 17 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 18 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 20 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 21 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |

5/9/2007

2

## Exhibit "B"

**Attached to made a part of Purchase and Sale Agreement effective October 1, 2006**
**between Masters Resources LLC and Masters Oil Gas LLC, Sellers and Tekoil Gas Corporation, as buyer**

| Field Name | Property Name | County/Parish | State | Operator | GWI | NRI | Remarks |
|---|---|---|---|---|---|---|---|
| | 23 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 24 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 25 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 26 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 27 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 28 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 30 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 31 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 33 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 36 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 40 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 41 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 43 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 44 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 45 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 46 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 47 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 49 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 28A #50 | 50 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 52 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 54 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 56 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 57 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 58 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 59 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 60 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 61 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 62 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 65 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 66 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 67 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 70 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 71 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 77 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 80 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 81 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 82 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 83 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 84 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 86 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 88 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 58 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 89 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 90 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 91 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 93 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 94 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 96 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 97 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 98 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |

5/9/2007

3

## Exhibit "B"

**Attached to made a part of Purchase and Sale Agreement effective October 1, 2006**
**between Masters Resources LLC and Masters Oil Gas LLC, Sellers and Tekoil Gas Corporation, as buyer**

| Field Name | Property Name | County/Parish | State | Operator | GWI | NRI | Remarks |
|---|---|---|---|---|---|---|---|
| | 99 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 101 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 102 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 103 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 104 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 107 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 110 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 114 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 117 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 118 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 121 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 125 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 126 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 127 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 128 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 129 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 132 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 134 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 72 | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| 22-23A #75D, F, H | 75-H | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| | 95-F | Chambers | TX | Masters Resources | 1.00000000 | 0.84500000 | |
| FISHERS REEF | | | | | | | |
| | | | | | | | |
| FR State Tr 9-12A #1 | FR State Tr 9-12A | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| Fishers Reef Unit 1 | FR Field UT 1 #010 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| Fishers Reef Unit 1 #112 | FR Field UT 1 #112 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| | FR Field UT 1 #089-F | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| | FR Field UT 1 #012 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| | FR Field UT 1 #114 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| | FR Field UT 1 #115 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| | FR Field UT 1 #089-D | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| | FR Field UT2 #070-D | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| | FR Field UT 2 #067-H | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| | FR Field UT 2 #068-F | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| Fisher Reef ST1-4B #67D | FR Tract 1-4B #67-D | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| | FR Tract 1-4B #68-D | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| Fishers Reef ST 1-4B #67F | FR Tract 1-4B #67-F | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| Fishers Reef ST1-4B #68H | FR Tract 1-4B #68-H | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| Fishers Reef ST1-4B #70F | FR Tract 1-4B #70-F | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| Fishers Reef ST 1-4B #70H | FR Tract 1-4B #70-H | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| Fishers Reef ST 46 #84F | FR Tract 46 #84-F | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| Fishers Reef ST46 #84D | FR Tract 46 #84-D | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| Fishers Reef ST 46 #59D | FR Tract 46 #59-D | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| Fishers Reef ST 46 #59F | FR Tract 46 #59-F | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| Fishers Reef ST 46 #2 | FR Tract 46 #02 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| Fishers Reef ST 46 #51 | FR Tract 46 #51 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| Fishers Reef ST5-8B #104 | FR Tract 5-8B #104 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | | |
| Fishers Reef ST9-12B #110L | FR Tract 9-12B #110-L | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.87500000 | |
| Fishers Reef ST9-12B #110U | FR Tract 9-12B #110-U | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.81666700 | |
| Fishers Reef ST13-16A #1 | FR Tract 13-16 A #1 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | | |

5/9/2007

4

## Exhibit "B"

**Attached to made a part of Purchase and Sale Agreement effective October 1, 2006**
**between Masters Resources LLC and Masters Oil Gas LLC, Sellers and Tekoil Gas Corporation, as buyer**

| Field Name | Property Name | County/Parish | State | Operator | GWI | NRI | Remarks |
|---|---|---|---|---|---|---|---|
| Fishers Reef ST1-4A #1 | State Tract 1-4A | Chambers | TX | Masters Oil & Gas LLC | 0.81250000 | 0.64829653 | O&G 41.25%; Res 40% |
| Fishers Reef ST2-3A #1 | State Tract 2-3A | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.75562500 | |
| Fishers Reef ST46 #1 | State Tract 46 #1 | Chambers | TX | Masters Oil & Gas LLC | 0.75000000 | 0.55842570 | |
| Fishers Reef ST6-7A #1 | State Tract 6-7A | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.80000000 | |
| Fishers Reef ST9-12B #1 | State Tract 9-12 B #1 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83215625 | |
| | | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| | Fishers Reef ST 1-4A #89D | Chambers | TX | Masters Oil & Gas LLC | 0.81250000 | 0.64829653 | |
| | Fishers Reef ST1-4B #70D | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| | Fishers Reef ST1-4B #67H | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| | Fishers Reef ST1-4B #68F | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| | Fishers Reef ST 5-8A #1 | Chambers | TX | Erskine Energy | 0.17730000 | 0.13290000 | APO = 31.68% WI/ 23.76% NRI |
| | Fishers Reef ST 5-8A #2 | Chambers | TX | Erskine Energy | 0.30000000 | 0.23400000 | |
| | Fishers Reef ST 6-7A #1 | Chambers | TX | Erskine Energy | 0.12500000 | 0.09375000 | APO = 30% WI/ 22.5% NRI |
| | | | | | | | |
| RED FISH REEF | | | | | | | |
| RFR Frio 4 | | | | | | | |
| | Red Fish Reef Frio 4 SU 1 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.87500000 | |
| | | | | | | | |
| *RFR Tract 248* | | | | | | | |
| | Red Fish Reef ST 248 #3 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | Red Fish Reef ST248 #193 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| *RFR Tract 223* | | | | | | | |
| Red Fish Reef ST223 #8 | RFR 223, Well 8 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| *RFR Tract 224* | | | | | | | |
| Red Fish Reef ST224 #141L | RFR 224, Well 141L | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.87500000 | |
| | RFR 224, Well 161D | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.87500000 | |
| | RFR 224, Well 161H | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.87500000 | |
| Red Fish Reef ST 224 #141U | RFR 224, Well 141U | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.87500000 | |
| Red Fish Reef ST224 #185 | RFR 224, Well 185 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.87500000 | |
| Red Fish Reef ST 224 #131 | RFR 224, Well 131 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.87500000 | |
| | Red Fish Reef ST 224 #42 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.87500000 | |
| | Red Fish Reef ST224 #24 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.87500000 | |
| | Red Fish Reef ST224 #34 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.87500000 | |
| | Red Fish Reef ST224 #176 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.87500000 | |
| | Red Fish Reef ST224 #179 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.87500000 | |
| | Red Fish Reef ST224 #178 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.87500000 | |
| | Red Fish Reef ST224 #211 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.87500000 | |
| *RFR Tract 263* | | | | | | | |
| | Red Fish Reef ST 263 #47 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| *RFR Tract 247* | | | | | | | |
| Red Fish Reef ST247 #175L | RFR 247, Well 175L | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | RFR 247, Well 175U | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| Red Fish Reef ST247 #154D | RFR 247, Well 154DF | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| Red Fish Reef ST247 #144 | RFR 247, Well 144 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| Red Fish Reef ST247 #188 | RFR 247, Well 188 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| Red Fish Reef ST247 #23 | RFR 247, Well 23 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| Red Fish Reef ST247 #199 | RFR 247, Well 199 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| Red Fish Reef ST247 #192 | RFR 247, Well 192 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | RFR 247, Well 175L | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | RFR 247, Well 23 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |

5/9/2007

5

## Exhibit "B"

**Attached to made a part of Purchase and Sale Agreement effective October 1, 2006**
**between Masters Resources LLC and Masters Oil Gas LLC, Sellers and Tekoil Gas Corporation, as buyer**

| Field Name | Property Name | County/Parish | State | Operator | GWI | NRI | Remarks |
|---|---|---|---|---|---|---|---|
| | Red Fish Reef ST247 #106 oil | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | Red Fish Reef ST247 #106 gas | | | | 1.00000000 | 0.87500000 | |
| | Red Fish Reef ST247 #119 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | Red Fish Reef ST247 #21 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | Red Fish Reef ST247 #152 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | Red Fish Reef ST247 #191 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | Red Fish Reef ST247 #198 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | Red Fish Reef ST247 #212 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| *RFR Tract 225* | | | | | | | |
| Red Fish Reef ST225 #170F | RFR 225, Well 170F | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | RFR 225, Well 132 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | RFR 225, Well 190 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | Red Fish Reef ST 225 #166 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | Red Fish Reef ST 225 #50 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | Red Fish Reef ST 225 #46 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | Red Fish Reef ST 225 #139 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | Red Fish Reef ST225 #73 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | Red Fish Reef ST225 #170D | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | Red Fish Reef ST225 #184 gas | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | Red Fish Reef ST225 #184 oil | | | | 1.00000000 | 0.85416700 | |
| | Red Fish Reef ST225 #187 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| *RFR Tract 246* | | | | | | | |
| Red Fish Reef ST246 #2 | RFR 246, Well 2 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | RFR 246, Well 174F | Chambers | TX | Masters Oil & Gas LLC | | 0.85416700 | |
| | RFR 246, Well 73 | Chambers | TX | Masters Oil & Gas LLC | | 0.85416700 | |
| Red Fish Reef ST246 #181 | RFR 246, Well 181 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| Red Fish Reef ST246 #182 | RFR 246, Well 182 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| Red Fish Reef ST246 #213 | RFR 246, Well 213 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | RFR 246, Well 182 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | Red Fish Reef ST246 #120 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | Red Fish Reef ST246 #183 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | Red Fish Reef ST246 #197 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | Red Fish Reef ST246 #194 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85416700 | |
| | Red Fish Reef ST246 #1 | Chambers | TX | Palace | 0.00000000 | 0.06416700 | (ORRI) |
| *RFR Tract 200* | | | | | | | |
| Red Fish Reef ST200 #195 | RFR 200 Well 195 gas | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.87500000 | |
| | RFR 200 Well 195 oil | | | | 1.00000000 | 0.85416700 | |
| | Red Fish Reef ST200 #186 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.87500000 | |
| | Red Fish Reef ST200 #200 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.87500000 | |
| *RFR Tract 204* | | | | | | | |
| Red Fish Reef ST 204 #125 | RFR 204, Well 125, Frio 15 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.87500000 | |
| | Red Fish Reef ST204 #196 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.87500000 | |
| *RFR Frio 15 GU* | | | | | | | |
| | RFR 15 GU, Well 139, South Frio 15 | Chambers/Galveston | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| | RFR 15 GU , Well 46, South Frio 15 | Chambers/Galveston | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| | RFR 15 GU, Well 183, South Frio 15 | Chambers/Galveston | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| | RFR 15 GU, Well 184, South Frio 15 | Chambers/Galveston | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| | RFR 15 GU, Well 187, South Frio 15 | Chambers/Galveston | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |
| | RFR 15 GU, Well 198, FB A-2, Frio 15B | Chambers/Galveston | TX | Masters Oil & Gas LLC | 1.00000000 | 0.83333333 | |

5/9/2007

6

## Exhibit "B"

Attached to made a part of Purchase and Sale Agreement effective October 1, 2006 between Masters Resources LLC and Masters Oil Gas LLC, Sellers and Tekoil Gas Corporation, as buyer

| Field Name | Property Name | County/Parish | State | Operator | GWI | NRI | Remarks |
|---|---|---|---|---|---|---|---|
| *RFR Tract 199* | | | | | | | |
| | RFR Tract 199 (GB) | Chambers/Galveston | TX | | 0.45750000 | 0.32025000 | |
| *Nicor- RFR 204* | | | | | | | |
| Red Fish Reef ST204 #1 | RFR 204 #1 | Chambers | TX | Scana Expl | | 0.17500000 | |
| | | | | | | | |
| | State Tract 288 #1 | Chambers | TX | El Tres Exploration | | 0.01250980 | |
| | State Tract 204 #1 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | 0.85312500 | |
| *RFR Tract 245* | | | | | | | |
| | Red Fish Reef ST245 #109 | Chambers | TX | Masters Oil & Gas LLC | 1.00000000 | | |
| | | | | | | | |
| N PT BOLIVAR | | | | | | | |
| | | | | | | | |
| 42-30855 | State Tract 343 #14 | Galveston | TX | Masters Resources LLC | 1.00000000 | 0.75000013 | |
| 42-30640 | State Tract 343 #16 | Galveston | | Masters Resources LLC | 1.00000000 | 0.75000013 | |
| 42-31049 | State Tract 343 #18 | Galveston | | Masters Resources LLC | 1.00000000 | 0.75000013 | |
| 42-30339 | State Tract 343 #9 | Galveston | | Masters Resources LLC | 1.00000000 | 0.75000013 | |
| | State Tract 343 #1D | Galveston | TX | Masters Resources LLC | 1.00000000 | 0.75000013 | |
| 42-31203 | State Tract 343 #20 | Galveston | | Masters Resources LLC | 1.00000000 | 0.75000013 | |
| 42-30110 | State Tract 343 #5 | Galveston | | Masters Resources LLC | 1.00000000 | 0.75000013 | |
| 42-30118 | N Pt Bolivar ST 135A #6 | Galveston | | Masters Resources LLC | 1.00000000 | 0.00000000 | |
| 42-30038 | State Tract 343 #1 | SWD | | Masters Resources LLC | 1.00000000 | 0.00000000 | |
| 42-00011,42-00012 | N Pt Bolivar ST 342 | Galveston | | Masters Resources LLC | 1.00000000 | 0.00000000 | |
| 42-00017 | N Pt Bolivar Facility | Galveston | | Masters Resources LLC | 1.00000000 | 0.00000000 | |
| 42-00057 | N Pt Bolivar Boat Dock | Galveston | | Masters Resources LLC | 1.00000000 | 0.00000000 | |
| | State Tract 343 #1 | Galveston | TX | Erskine Energy | 0.00000000 | 0.00000000 | APO only - 17.5 % WI/ 12.775% NRI |
| | | | | | | | |
| DORADO | | | | | | | |
| | | | | | | | |
| | State Tract 132 Unit | Chambers | TX | Davis Petroleum Corp. | 0.05000000 | 0.03700000 | |
| | | | | | | | |
| | | | | | | | |
| | | | | | | | |
| | | | | | | | |
| | | | | | | | |
| | | | | | | | |
| Cedar Pt/Hematite | | | | | | | |
| | Sterling #1 | | | Carizzo | 0.43548387 | | |
| | Sterling #2 | | | Carizzo | | | |
| | USX Hematite Unit #1 | | | Carizzo | 0.37500000 | 0.28549810 | |
| | US Hematite Unit #1 Well #2 | | | Carizzo | 0.37500000 | 0.28549810 | |
| | USX Hematite Unit #1 Well #4 | | | Carizzo | | | |
| | | | | | | | |
| | Point Barrow SWD #1 | | | Masters | 1.00000000 | 0.00000000 | |
| | | | | | | | |
| Dolphin Prospect | | | | | | | |
| | State Tract No. 199 No. 1 Well located in Chambers/Galveston Counties, Texas. | | | Davis | | | |

5/9/2007

7

## Exhibit "B"

**Attached to made a part of Purchase and Sale Agreement effective October 1, 2006**
**between Masters Resources LLC and Masters Oil Gas LLC, Sellers and Tekoil Gas Corporation, as buyer**

| Field Name | Property Name | County/Parish | State | Operator | GWI | NRI | Remarks |
|---|---|---|---|---|---|---|---|
| | Masters Resources, LLC Working Interest: | | | | | | |
| | WI before Contract Depth of Initial Well: 6.667% | | | | | | |
| | WI after contract depth of Initial Well: 5.00%." | | | | | | |

5/9/2007

8

Exhibit C
Personal Property

PERSONAL PROPERTY
(OWNED)

Equipment/Vessel	ID No.	Location	Year Built	Length	Depth	Width

Masters Rig #1 (Slotted Key Way Barge	No Hull #		2005	200’	3’	53’
Generator	Inline 6 Cyl Detroit 200 HP
Generator	Kubota 2 Cyl 20 HP
Rig	12V 71 Detroit 450 HP
Pump	8V 71 Detroit 300 HP
Mixing Pump	Inline 4 Cyl CAT 100 HP
Blending Pump	Inline 4 CYl Deutz 50 HP
Manitowoc (30 ton) Crane	Inline 4 Cycl Detroit 150 HP
Miss Tracy	LAFCO1224	Oak Island	1974	29’	3”	10”
Miss Susie	JBC19893G495		1994	18’	1”	6”
Miss Rhea	1138953	Oak Island	1972	39’	6.5”	14”
Airboat	MPH00196B494	Oak Island	1994	15’	0	8”
Kabota Tractor 8200		Pt. Barrow
Kabota Tractor B21		Goat Island
Welding Machines (2)		Oak Island
Air Compressors (2)		Oak Island
1998 Chevrolet S-10 Pickup Truck	1GCCS14XXW8213584	Pt. Barrow
2006 Ford F150 Pickup Truck	1FTPW145X6KB15212	Pt. Barrow
2006 Ford F350 Pickup Truck	1FTWW31P96ED61003	Pt. Barrow
Cat 398 - Engine G398 A-51 Compressor Chicago Pneumatiac Size 6FE Frame	73B1282P 82210PPNt1000	A-Lease

Exhibit C
Personal Property

PERSONAL PROPERTY
(LEASED)

Equipment/Vessel	Location.	Lessor/Term	Year Built	Length	Depth	Width

Taylor Forklift	Oak Island	Paul’s Rentals (monthly)
Cat. Forklift	Oak Island	Paul’s Rentals (monthly)
Roanoke Forklift	Pt. Barrow	Paul’s Rentals (monthly)
Carry Deck Crane	Pt. Barrow	Paul’s Rentals (Monthly)
Mahindra Tractor	Pt. Barrow	Paul’s Rentals (Monthly)
Case Tractor	Pt. Barrow	Paul’s Rentals (Monthly)
Masters Meteor (Crew Boat)	Oak Island	Marine Transportation (Monthly)	2004	27’	48”	10”
M/V Carp (Crew Boat)	Oak Island	Marine Transportation (Monthly)	1984	29’	48”	10”
Audrey (Crew Boat)	Oak Island	Marine Transportation (Monthly)	1971	28’	2’	10’4”
Who Dat	Oak Island	Marine Transportation (Monthly)	1970	28’	10.8’	3’
Houma II	Oak Island	CWR Rental (Monthly)	1995	32’	10.3’	.5’
Tiger II (Tug Boat)	Oak Island	Marine Towing & Salvage (Monthly)
Barge #1	Oak Island	Marine Towing & Salvage (Monthly)
American Crane	Oak Island	Marine Towing & Salvage (Monthly)
F-250 (Land Gauger)	Pt. Barrow	Enterprise (Monthly)
Cat 3516 Compressor	F-Lease	Universal (Monthly)
Waukashau 3521	C-Lease	Hanover (Monthly)
Waukashau 7042	Aggie Junction	JW Operating (Monthly)
Cat 3516	Aggie Junction	JW Operating (Monthly)
Waukashau F18	Goat Island	Hanover (Monthly)
Cat Compressor	Monroe City	Delta Compression (Monthly)
30’ Gooseneck		Monthly
6 HP 33 Gallon Electric Air Compressor		Monthly
50 KW Generator Greenpower Canopy		Monthly
16’ Trailer		Paul’s Rentals (Monthly)
21’ Trailer		Paul’s Rentals (Monthly)
Bushhog 10’		Monthly
Case backhoe-580 SuperL		Paul’s Rentals (Monthly)
1979 Galion 15 ton crane		Monthly
5000 lb warehouse forklift		Paul’s Rentals (Monthly)
3” Pump		Paul’s Rentals (Monthly)
2.5 Power Swivel		Monthly

Exhibit D
Contracts

N Point Bolivar

LC-103-0005	Exploration Agrmt & JOA dtd 2/1/06 btwn Masters Resources LLC & Erskine Energy LLC

LC-103-0014
Barge Dock & Surface Use Agrmt dtd eff 9/22/06 btwn Masters Resources LLC, St. Mary Land & Expl Co. & Erskine Energy Partners II LP LLC covering barge dock facility at Goat Island, ST 342 (Expires 9/22/2011)

GC-103-0008	Production Handling Agrmt dtd October 11, 2006 btwn St. Mary Land & Expl Co & Masters Resources LLC (ST 342)

Dorado

LC-110-0001	E/A & JOA dtd 4/21/05 btwn Davis Petroleum Corp. & Masters Resources LLC covering ST 113/132/133/203

LC-110-0004	JOA dtd 6/1/06 btwn Davis Petroleum Corp & Masters Resources LLC covering ST 204 Unit

Fishers Reef

LC-101-0016	Exploration Agreement & JOA dtd 1/31/05 btwn Masters Resources LLC & Erskine Energy Partners LP & Erskine Energy LLC covering State Tract 2-3A Unit (M-96828 & M-96829)

LC-101-0023	Exploration Agreement dtd 2/23/05 btwn Masters Resources LLC & Erskine Energy Partners, LP & Erskine Energy LLC Covering State Tract 6-7A

LC-101-0024	Exploration Agreement & O/A dtd 2/27/06 btwn Masters Resources LLC & Masters Oil & Gas LLC & Erskine Energy Partners LP, Erskine Energy LLC covering State Tract 5-8A
Letter Agreement dtd 6/20/05 btwn Masters Resources LLC & Palace Exploration Co. etal
Letter Agreement dtd 7/11/05 btwn Masters Resources LLC, Erskine Energy Partners etal & Palace Exploration Co.

GC-101-0003	Gas Transportation Contract dated 5/22/06 between Masters Resources LLC and Erskine Energy Partners II LP (ST 5-8A #1, #2, ST 6-7A #1 wells)

GC-101-0004	Crude Oil Gathering Contract dated 5/22/06 between Masters Resources LLC and Erskine Energy Partners II LP
(ST 5-8A #1, #2, ST 6-7A #1 wells)

Exhibit D
Contracts

Red Fish Reef

LC-102-0002	Term Acreage Agreement dtd 4/19/01 btwn Masters Resources LLC & Alcorn-Texana Resources et. al.

Joint Operating Agreement dated May 1, 2006 by and between Davis Petroleum Corp. (‘Operator’) and Masters Resources, LLC, et. al. covering the Dolphin Prospect, being 800 acres in State Tracts 199 and 226 and the associated Area of Mutual Interest.

Subject to one or more Amendments to Lease of varying dates providing for the addition to the lease of rework and/or shut-in gas well clauses.

Subject to Pooling Agreement dated 10/6/98 covering 320 acres of State Tract 2-3A - 3A (State Tract 2-3A Unit #1) recorded under File No. 98 395 730, Chambers Co., TX

Subject to Pooling Agreement dated 9/15/98 covering 320 acres being 110 acres of State Tract 2-3A -3A, 75 acres of State Tract 46 and 135 acres of State Tract 47 (State Tract 46 No. 1) recorded under File No. 00 453 686.

Subject to Pooling Agreement dated 12/11/01 covering 320 acres being 76 acres out of State Tract 1-4A, 152 acres out of State Tract 5-8A, 80 acres out of State Tract 2-3A, 90 acres out of State Tract 2-3A, 40 acres out of State Tract 6-7A (State Tract 1-4A Unit).

Subject to Participation and Farmout Agreement dated 3/6/00 between Vintage Petroleum Inc. and Davis Petroleum Corp.

Subject to JOA dated 6/20/00 between Vintage Petroleum Inc., Palace Exploration Co., Davis Petroleum Corp., Andex Resources LLC covering land within Pooled Unit for State Tract 1-4A No. 1 well (State Tract 1-4A No. 1 well).

Subject to JOA dated 3/6/00 between Vintage Petroleum Inc., Palace Exploration Co., Davis Petroleum Corp., and Andex Resources LLC covering lands within the Pooled Unit for State Tract 46 No. 1 (State Tract 46 No. 1 well).

Subject to JOA dated 9/1/00 between Vintage Petroleum Inc., Davis Petroleum Corp., Andex Resources LLC covering 250 acres within that portion of State Tract 9-12B, limited from the surface of the ground down to the stratigraphic equivalent of the total depth drilled in the Initial Test, except the Unitized formations established by Unit Agreement for the Fishers Reef Field Unit No. 1 but including any wellbore interest earned therein, as more specifically identified and defined in those certain Participation Farmout Agreements, as amended, between Vintage and each of the other parties (State Tract 9-12B #1 well).

Exhibit D
Contracts

Subject to call on oil and gas production in Assignment and Bill of Sale dated 5/1/91 and recorded under File No. 91 146 152 from Exxon Corporation to Vintage Petroleum Inc. whereby Exxon Corporation reserves a preferential right to purchase oil and gas for a term of 21 years from assignment date.

Possibly subject to two final judgments which are as follows: 1) Final Judgment dated 7/24/74 in the case of State of Texas et al, Plaintiff vs. Exxon Corporation, Defendant in the District Court of Travis County, Texas, the 53rd Judicial District, Case No. 207789 and 2) Final Judgment dated 2/23/76 in the case of the State of Texas et al, Plaintiff vs. Exxon Corporation and Sun Oil Company (Delaware), Defendants, in the District Court of Travis County, Texas, 53rd Judicial District, Case No. 238904.

CEDAR POINT/HEMATITE FIELD

Subject to the certain Operating Agreement dated 2/15/99 by and between Vintage Petroleum Inc. and MCNIC O & G Properties, Inc., Carrizo O&G Inc., Century Offshore Management Corp. and Yuma Exploration and Production Company, Inc.

Subject to that certain Participation Agreement by and between Yuma Exploration and Production Company, Inc., Vintage Petroleum Inc., Carrizo Oil & Gas Inc. and MCNIC
Oil & Gas Properties, Inc. dated 4/6/98.

POINT BARROW FACILITY

Subject to Saltwater Disposal Agreement dated 10/01/01 between Vintage Petroleum Inc. and Masters Resources LLC whereby Vintage will accept Masters’ water produced from Masters’ wells located in the Trinity Bay Field, Chambers Co., TX for disposal in its Point Barrow saltwater disposal facility located on the Point Barrow Facility so long as excess capacity in the Facility exists over and above that required by Vintage’s operations. The term of this Agreement has expired, but both parties continue to perform.

Subject to Surface Lease and Easement dated 12/19/02 between Vintage Petroleum Inc., Lessor, and Masters Resources LLC., Lessee wherein Lessor grants to Lessee a non-exclusive easement on and overt the Point Barrow Facility to Lessee for the purpose of operating and maintaining and constructing pipelines, facilities, power line or roads to and from the leased premises. Lessee owns equipment currently located on the leased premises, including 1) TB #1 - 1500 BBL - Bottled Gun Barrel; 2) TB #2 - 500 BBL - Settling Tank; 3)TB #3 - 1000 BBL - Sales Tank; 4) TB Heater; 5) Associated Flow lines.

Subject to all easements, rights of way, surface leases and all similar grants of surface use affecting this land whether recorded or unrecorded in addition to those specifically described in Deed and Bill of Sale dated 5/31/91 between Exxon Corporation, Grantor and Vintage Petroleum Inc., Grantee recorded under File No. 91 146 205, Chambers Co., TX.

Subject to reservation of a 1/16th of 8/8ths Non-participating Royalty Interest in favor of Estelle Ervine and J. E. Bishop, Individually and as Independent Executors of the Estate of J. E. Ervine, and their predecessors in interest.

Exhibit D
Contracts

GAS CONTRACTS

Crude Oil Purchase Contract Nos. 05-10247, 05-10248 and 06-55239 dated 08/08/05, 08/09/05 and 12/29/06 by and between Masters Resources LLC, as Seller, and Pacific Marketing and Transportation LLC, as Buyer and as assigned to Plains Marketing LP due to merger on 11/15/06.

Base Contract for Sale and Purchase of Natural Gas, as amended, dated 02/27/07 by and between Masters Resources, LLC, Seller and Petrocom Ventures Ltd., as Buyer.

Gas Purchase Agreement, as amended, dated 03/01/07 by and between Masters Resources LLC, as Seller, and Kinder Morgan Tejas Pipeline L.P., as Buyer.

Gas Gathering Agreement dated 07/01/98, as amended, between Masters Resources LLC and Gateway Offshore Pipeline Company for Galveston Bay State Tract 343 Lease.

Exhibit E
Excluded Oil & Gas Properties

EXCLUDED ASSETS

Masters Offshore LLC Properties

All of the assets owned by Masters Offshore LLC, including but not limited to, a construction office facility located at Oak Island, Texas, including various tug boats, barges, vessels, construction equipment not expressly conveyed in the Purchase and Sale Agreement.

Louisiana-Mississippi

All acreage and wells owned by Masters Resources LLC and/or Masters Oil & Gas LLC located in Louisiana and Mississippi, including but not limited to the Bayou Sorrell-Green Jacket Prospect in Iberville Parish and the South Lake Charles Prospect in Calcasieu Parish, Louisiana.

Trout Point Prospect-Chambers County, Texas

All acreage and wells in the Trout Point Prospect being approximately 600 acres in the Edward T. Branch Survey, A-40 and 660 acres in Galveston Bay being the N/2 of State Tract 198 all in Chambers County, Texas.

Lions Field Prospect

All acreage and wells located in the Lions Field Prospect being approximately 1590 acres located in the J.M. Mancha Survey in Goliad County, Texas.

Exhibit F
Excluded Personal Property

EXCLUDED ASSETS OWNED BY MASTERS OFFSHORE LLC

Equipment/Vessel	ID No.	Location	Year Built	Length	Depth	Width

Miss Georgia	1115314		1976	32’	6”	12”
Bad Dog			1952	43’	6.1”	12.3”
Opportunity (Jackup)			1978	63’	4.8”	24.1”
Welding Machines (7)
Barge #2	Marine Towing & Salvage (Monthly)	Oak Island